                                 RETAIL LEASE





                                By and Between




                          L.A. PACIFIC CENTER, INC.

                          A California Corporation

                                ("LANDLORD")


                                     And


                         COLECCIONES DE RAQUEL, Inc.

                                 ("TENANT")


                               For Premises At

                        THE PACIFIC CENTER BUILDING

                            523 W. SIXTH STREET

                          Los Angeles, California

                            RETAIL LEASE INDEX


                                                              Page
                                                              ----

1.   Defined Terms..............................................1

2.   Term.......................................................1

3.   Rent.......................................................2

4.   Late Payments..............................................3

5.   Operating Expenses.........................................3

6.   Tenant's Early Entry.......................................5

7.   Completion of the Premises.................................5

8.   Tenant's Rights to Use in Common...........................6

9.   Services by Landlord.......................................7

10.   Assignment and Subletting.................................7

11.   Use and Occupancy.........................................8

12.   Alterations and Additions by Tenant.......................9

13.   Repair and Maintenance by Tenant..........................9

14.   Mechanic's Liens.........................................10

15.   Non-Liability of Landlord................................10

16.   Tenant's Indemnification of Landlord.....................10

17.   Liability Insurance......................................11

18.   Certain Rights Reserved by Landlord......................11

19.   Casualty.................................................12

20.   Condemnation.............................................13

21.   Tenant's Tax Responsibilities............................14

22.   Surrender Upon Termination...............................14

23.   Events of Default........................................14

24.   No Implied Waiver........................................16

25.   Waiver by Tenant.........................................16

26.   Professionals' Fees and Legal Expenses...................16

27.   Landlord's Lien..........................................16

28.   Subordination............................................16

29.   Quiet Enjoyment..........................................17

                                      (i)
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                            RETAIL LEASE INDEX
                               (Continued)

                                                             Page
                                                             ----

30.   Holding Over by Tenant...................................17

31.   Estoppel Certificate.....................................17

32.   Notice to Landlord and Mortgage..........................18

33.   Financial Statements.....................................18

34.   Personal Liability.......................................18

35.   Security Deposit.........................................18

36.   Notices..................................................18

37.   Binding Effect...........................................18

38.   Paragraph Headings.......................................19

39.   Entire Agreement.........................................19

40.   No Representations.......................................19

41.   Joint and Several Liability..............................19

42.   Gender...................................................19

43.   No Merger................................................19

44.   Severability.............................................19

45.   Running Obligations......................................19

46.   Governing Law............................................19

47.   Landlord's Rights Upon Bearing Tenant's Obligation.......19

48.   Submission of Lease......................................19

49    Brokers and Agents.......................................19

50.   Advertising and Signage..................................19

51.   Modification for Lender..................................20

52.   Guaranty.................................................20

53.   Hazardous Materials......................................20

54.   Transfer of Landlord's Interest..........................20

55.   Additional Provisions....................................20

56.   Renewal Options..........................................20

57.   Confidentiality..........................................21

58.   Rent Credit..............................................22

R1 Parking Agreement.........................................23


                                      (ii)

                                   RETAIL LEASE
                                   ------------
                                      INDEX
                                      ------
                                    (continued)

       EXHIBIT A                                     Floor Plan of the Premises

       EXHIBIT B                                     Legal Description

       EXHIBIT C                                     Construction Work Exhibit

       EXHIBIT D                                     Form of Letter Regarding
                                                     Acceptance and Statement of
                                                     Premises, Area and Term

       EXHIBIT E                                     Rules and Regulations

       EXHIBIT F                                     Signage Criteria

This Lease, dated for reference purposes only as of April 5, 1996, is entered into by and between LA PACIFIC CENTER, A California Corporation ("Landlord"), and Colecciones de Raquel, Inc ("Tenant").

                                 PREAMBLE:
                                 ---------

Landlord, in consideration of the rent to be paid and the covenants and agreements to be performed by Tenant, as hereinafter set forth, does hereby lease, demise and let unto Tenant, and Tenant hereby leases and accepts from Landlord that certain office space in the "Building," as defined below, shown and designated on the floor plan attached hereto as Exhibit "A" and incorporated herein by this reference (the "Premises") for the "Term", as defined below, unless sooner terminated as herein provided. The Premises are leased by Landlord to Tenant and are accepted and are to be used and possessed by Tenant upon and subject to the following terms, provisions, covenants, agreements and conditions.

1. DEFINED TERMS. Each reference in this Lease to any of the terms described in this Paragraph 1 shall mean and refer to the following; all other terms are as defined in this Lease:

   a. LANDLORD'S ADDRESs: 523 West Sixth Street, Suite 218 Los Angeles, CA 90014

   b. TENANT'S ADDRESS: 517 West Sixth Street Los Angeles, CA 90014

   c. BUILDING: The building containing approximately 430,000 rentable square feet with an address of 523 West Sixth Street, Los Angeles, California 90014

   d. LAND: That certain real property more particularly described in Exhibit "B" attached hereto and incorporated herein by this reference.

   e. PROPERTY: The Building and the Land and other improvements, fixtures or structures of any kind now or hereafter constructed on the Land.

   f. TERM: Three (3) years and zero (0) months.

   g. TERM COMMENCEMENT DATE: One (1) month from date of possession or upon Tenant's opening for business, whichever shall first occur.

   h. ANNUAL FIXED RENT: Months 1-36 $1,451.20

   l. TENANT'S PROPORTIONATE SHARE OF OPERATING COSTS: .002

   j. PREMISES. Approximately 907 usable square feet, known as PACIFIC CENTER and located on the GROUND floor of the Building, as outlined on Exhibit A attached to and a part of this Lease.

   k. SCHEDULED COMMENCEMENT DATE: June 1, 1996

   l. PERCENTAGE RENT: NONE % of Gross Sales

   m. SECURITY DEPOSIT: $1,451.20

   n. BROKER(S): Landlords: PM REALTY GROUP Tenants: PM REALTY GROUP

   o. STATE: California.

   p. COUNTY: Los Angeles

   q. CITY: Los Angeles

   r. PERMITTED USE: Retail sales

2. TERM. The Term Commencement Date for this Lease is set forth in Subparagraph l(g) above. The Lease shall thereafter continue for the Term set forth in Subparagraph l(f) above. Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises to Tenant by the scheduled Term Commencement Date, this Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom but, in such event, Tenant shall not be liable for any rent until such time as the Premises are "Ready for Occupancy" pursuant to the provisions of Paragraph 7 below. If Landlord has failed to deliver possession of the Premises to Tenant within six (6) months after the scheduled Term Commencement Date, Landlord or Tenant may, at its option, by notice in writing to the other party within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder.

3. Rent.

a. Annual Fixed Rent. Tenant covenants and agrees to pay to Landlord through the Term, without any setoff or deduction whatsoever, the Annual Fixed Rent (sometimes referred to as "Fixed Rent" and "Rent") set forth in Subparagraph l(h) above, which rent shall be adjusted as hereinafter provided (but such rent as adjusted shall never be less than the amount set forth in Subparagraph l(h) above) in equal monthly installments in advance on the first day of each month during the Term, the first monthly payment to be made concurrently with the execution hereof. Should the Term commence be on a day other than the first day of a calendar month or terminate on a day other than the last day of a calendar month, the rent for such partial month shall be prorated accordingly.

b. PERCENTAGE RENT. In addition to Annual Fixed Rent as adjusted pursuant to Paragraph 5 hereof, Tenant shall also pay, but not for any period prior to the Commencement Date, a sum ("Percentage Rent") equal to a percentage of Net Sales of Tenant (as the term "Net Sales" is defined in Subparagraph 3(c) hereof) made from or upon the Premises during each calendar year, less the Deduction Sum as hereinafter defined. The percentage of Net Sales herein referred to shall be zero (0%) of the amount of Tenant's Net Sales. The Percentage Rent shall be computed each calendar quarter and/or before the fifteenth (15th) day of the calendar month. Immediately following the close of each such quarter, Tenant shall pay to Landlord the amount by which the percentage of Net Sales so computed during such period exceeds the sum ("Deduction Sum") of the following paid or payable by Tenant during such quarter:

           (1) The installment(s) of Fixed rent pursuant to the provisions of this PARAGRAPH 3;

           (2) All Operating Expenses, including Basic Cost and Insurance and Tax Costs as provided in Paragraph 5 (Operating Expenses); and,

           (3) All parking charges, including validation charges for Tenant's customers. Within fifteen (15) days after the end of each calendar month, following the Commencement Date, Tenant shall furnish to Landlord a Statement in writing, signed and verified by an authorized officer of the Tenant to be correct and showing the total Net Sales made in/upon, or from the Premises during the preceding calendar month. Within sixty (60) days after the end of each quarter of the Term hereof, Tenant shall furnish to Landlord a statement in writing, signed and verified by an authorized officer of Tenant as correct, showing the total Net Sales by months made in/ upon, or from the Premises during the preceding quarter at which time an adjustment shall be made between Landlord and Tenant to the end that the total Percentage Rent due for each such quarter shall be a sum equal to the above stated percentage of the total Net Sales made in/upon, or from the premises during each quarter of the term hereof, less the Deduction Sum, so that the Percentage Rent shall be computed and adjusted on a quarterly basis. If the total of quarterly installments of Percentage Rent for any calendar year or partial calendar year then Tenant at the time it submits their last quarterly installment for that year shall pay Landlord any deficiency, or Landlord upon receipt of such annual statement shall issue to Tenant a credit invoice for such excess, as the case may be. Percentage Rent shall be computed separately with respect to each calendar year (or partial calendar year). There shall be no carry-backs or carry-forwards from one calendar year to another calendar year.

       c. DEFINITION OF NET SALES. The term "Net Sales" as used herein shall mean the actual sales price of all food, merchandise and services sold in, on or from the Premises, whether by Tenant or by any party occupying the Premises as a licensee, concessionaire, sublessee or assignee of Tenant, whether for cash or on credit, whether made by Tenant's personnel or by vending machines, and even though such sales or services are ordered by telephone, mail, telegraph or otherwise. Payments on installments or credit sales shall be included in Net Sales in the calendar quarter when the merchandise is delivered or service provided to the customer. Net Sales shall not include: (i) sums collected and paid out for any sales or retail excise tax imposed by any duly constituted governmental authority; (ii) sales to employees at a discount, but only to the extent of such discount; (iii) any rebates and/or refunds to customers; (iv) sales of trade fixtures or store equipment after use on the Premises; (v) transfers of merchandise between stores of Tenant, provided no such transfer is made to avoid liability for Percentage Rent; and, (vi) finance, interest, service or carrying charges on credit sales,

           All sales originating at, on or from the Premises shall be considered as made and completed therein, even though bookkeeping and payment of the account may be transferred to another place for collection and even though actual filling of the sale or service order and actual delivery of the merchandise may be made from a place other than the Premises.

       d. MONTHLY STATEMENT OF EXCLUDED ITEMS. Tenant shall provide a monthly statement, in the form of Exhibit I, indicating the total amount of all excluded items from Net Sales and shall for three (3) years thereafter have underlying records available for Landlord's inspection verifying such items Sales upon credit shall be deemed cash sales and shall be included in Net Sales in the period in which the merchandise is delivered to the customer, whether or not title to the merchandise passes with such delivery.

       e. NET RECORDS. Tenant shall keep full, complete and proper book records and accounts of its daily Net Sales, both for cash and on credit, for each separate department, subtenant, and concessionaire operating at any time in the Premises, Landlord and its agents and employees shall have the right to examine and inspect during normal any sales tax reports pertaining to the business of Tenant conducting in, upon or from the Premises for the purpose of investigating and verifying the accuracy of any statement of Net Sales. Landlord may cause an audit of the business of Tenant to be made by an accountant of Landlord's selection, and if any statement of Net Sales previously made to Landlord shall be found to be inaccurate, then an adjustment shall be made within thirty (30) days in order to settle in full the accurate amount of percentage rent that should have been paid for the period or periods covered by such inaccurate statement or statements. Tenant shall keep all said records for a minimum period of three (3) years. Should said audit disclose that Tenant has understated Net Sales by three (3%) or more for any month so audited, then Tenant shall pay to Landlord as additional rent within thirty (30) days after receipt of billing from Landlord the cost of such audit for said month; otherwise, the cost of such audit shall be paid by Landlord. If such audit shall disclose any willful or fraudulent inaccuracies, this Lease may be terminated at the option of Landlord.

       f. WASTE DISPOSAL CHARGES. Tenant shall pay to Landlord the cost, if any, reasonably incurred by Landlord for the hauling, dumping or removal of Tenant's trash, waste or refuse in excess of three (3) cubic yards per day. The cost incurred by Landlord for the hauling, dumping or removal of Tenant's trash, waste or refuse not in excess of three (3) cubic yards shall be paid by Landlord and included in Basic Cost.

       g. PAYMENT. Except as otherwise specifically provided herein, any sum, amount, item or charge designated or considered as additional rent in this Lease or any other sum, amount, item or charge payable by Tenant to Landlord pursuant to this Lease shall be paid by Tenant to Landlord on the first day of the month following the date on which Landlord notifies Tenant of the amount payable or on the tenth day after the giving of such notice, whichever shall be later. Any such notice shall specify in reasonable detail the basis of such additional rent. Such sums shall be paid by Tenant to Landlord without offset or deduction.

4. LATE PAYMENTS. If Tenant fails to pay when due and payable any rent or other sums due from Tenant under this Lease, the unpaid amounts shall bear interest at the rate of twelve (12%) per annum (not to exceed the maximum lawful rate) from the date due to the date paid. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any trust deed covering the Premises. Accordingly, if any installment of rent or other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten
(10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to four (4%) of such overdue amount. No late charge may be imposed more than once for the same late rental payment. The parties hereby agree that such late charge by Landlord shall, in no event, constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted at law or equity or pursuant to this Lease.

5. OPERATING EXPENSES. The Annual Fixed Rent shall be adjusted in accordance with the following provisions:

   In addition to the Annual Fixed Rent, Tenant shall pay Tenants Proportionate Share of Operating Costs for each calendar year to compensate for changes in Landlords Operating Costs. The rentable area in the Building and the rentable area in the Premises, and Tenants Proportionate Share of the Operating Costs are set forth in Article l. Base Rent and Tenants Proportionate Share of Operating Costs are sometimes referred to herein collectively as the "Rent."

       a. For purposes of this Paragraph 5, the following definitions shall apply:

           (1) The term Basic Cost" shall be deemed to mean those expenses incurred by Landlord with respect to the operation and maintenance of the Property which in accordance with accepted principles of sound accounting practice as applied to the operation, maintenance and security of a first-class mixed-use office/retail building are properly chargeable to the operation, maintenance and security of the property, which costs shall include, without limitations, waste disposal; repair and maintenance, landscaping services, security and other services and maintenance contracts therefore, supplies; compensation and all fringe benefits, worker's compensation, insurance premiums and payroll taxes paid to, for or with respect to all persons engaged in the operating, maintaining, or cleaning of the Property; management fees at reasonable rates consistent with the type of occupancy and the service rendered; depreciation or rental of personal property used in maintenance; amortization of the costs, including financing costs, for capital expenditures (A) required by a governmental entity for energy conservation, life safety or other purposes, or (B) made by Landlord to reduce operating expenses; and other charges directly related to the operation and maintenance of the Property; provided, however, any items of Basic Cost which benefit solely office tenants of the Building and not retail tenants of the Building shall be excluded from Basic Cost passed through to Tenant. Basic Cost shall not include costs of janitorial services in the Premises nor costs associated with the use of the Building's elevators; however, costs associated with the freight elevators and trash disposal from the Premises shall be included in Basic Cost. For the purposes of this Paragraph 5, depreciation shall be determined by dividing the original cost of such capital expenditure by the number of years of useful life of the capital item acquired, and the useful life shall be reasonably determined by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item. Any of the services which may be included in the computation of the Basic Cost may be performed by subsidiaries or affiliates of Landlord, provided that the contracts for the performance of such services shall be competitive with similar contracts and transactions with unaffiliated entities for the performance of such services in comparable buildings within the County. Regardless of the actual percentage of occupancy of the Building, for the purpose of this Paragraph 5, the Basic Cost will be the actual direct expense.

           (2) The term "Insurance and Tax Costs" shall be deemed to mean all insurance Costs, including fire and extended coverage, all risk, public liability and property damage, rental abatement insurance, including one (1) year's basic rental and property taxes, war risk insurance, earthquake insurance and such other insurance, and "property taxes," as defined below, which are incurred by Landlord with respect to the operation and maintenance of the Property and which are properly chargeable to the operation and maintenance of the Property.

           (3) The term "property taxes" shall include any form of assessment, license fee, license tax, business license fee, business license tax, commercial rental tax, levy, charge, penalty, tax or similar imposition, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof as against any legal or equitable interest of Landlord in the Property, including, but not limited to, the following:

           (a) Any tax in Landlord's right to rent or other income from the Property or as against Landlord's business, if leasing the Property;

           (b) Any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of property tax, which may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal, and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of "property taxes" for the purposes of this Lease; and,

           (c) Any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Property.

       "Property taxes" shall not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes. Landlord shall have the right in its discretion to contest the amount or validity of any property taxes by appropriate legal proceedings and to include the cost of any such contest in the Basic Cost.

       (4) The term "Quarter" shall mean each successive three-calendar-month period during the Term ending on the last day of March, June, September, and December, respectively. The first such Quarter of the Term shall begin on the Commencement Date and end on the last day of whichever of the above-referenced months occurs first, all others to commence on the day after the one prior thereto and to end on the last day of the third full calendar month thereafter, except that the last shall end on the date of termination of this Lease.

    b. The Annual Fixed Rent shall be increased by an amount equal to Tenant's Cost Percentage times the sum of basic Cost plus Insurance and Tax Costs. Landlord shall, as soon as practicable following the end of each calendar year, deliver to Tenant a statement of Tenant's share of the Basic Cost and Tenant's share of the Insurance and Tax Costs for the calendar year just ended, and such statement shall be final and binding upon Landlord and Tenant. Tenant shall pay such sum as follows:

       (1) Within 30 days after notice of the amount of such sum, Tenant shall pay to Landlord, in a lump sum, that portion of Tenants share of such sum not previously paid by Tenant pursuant to the provisions of Subparagraph 5.c. below, which relates to the period from the first day of the Term of the Lease as to the first year of the Term, and for any other calendar year of the Term from January l of such year to December 31 of such year (or to the Lease termination date, in the case of the final Lease year).

       (2) Tenant shall pay in a lump sum, with its next monthly rent payment, that amount equal to 1/12th of Tenant's share of such times the number of months of the then-current calendar year which have occurred as of the date of such payment, including the month for which such monthly rent payment is made; and,

       (3) Tenant's monthly rent payments payable hereunder for the remainder of the then current calendar year shall be increased by an amount equal to 1/12th of Tenants share of such sum.

    If such statement shows as the amount owed by Tenant an amount which is less than the payments for such calendar year previously made by Tenant pursuant to the provisions of Subparagraph 5.c. below, then Landlord shall, at Landlords sole option, either refund the overpayment to Tenant or credit the overpayment against subsequent rent payments during the then-current calendar year. If this Lease terminates on a day other than December 31, then any increase or decrease in rent for said year shall be prorated accordingly. In the event that, after the end of the Term of this Lease or the sooner termination thereof, Tenant shall have therefore paid as Fixed Rent an amount greater than that calculated to have been due pursuant to this Paragraph 5 for the calendar year in which the Term of this Lease terminates, Landlord shall refund the overpayment to Tenant within ninety (90) days from the date of said termination. In the event that, after the end of the Term of this Lease or the sooner termination thereof, Tenant shall have therefore paid as Fixed rent an amount less than that calculated to have been due pursuant to this Paragraph 5 for the calendar year in which the Term of this Lease terminates, Tenant agrees to pay to Landlord, within thirty (30) days of Tenant's receipt of Landlord's bill, that amount calculated as actually owed by Tenant to Landlord pursuant to this Paragraph 5.

    c. The determination of any necessary adjustment to the Fixed Rent as described in Subparagraph 5.b. above shall be done on a yearly basis by Landlord. Monthly payments of Basic Cost and Insurance and Tax Costs may, in Landlord's sole discretion, be based upon Landlord's reasonable good faith estimates thereof. Landlord shall initially determine monthly estimates (and may revise such estimates from time to time) by furnishing Tenant with a written statement of Landlord's estimate of Basic Cost, plus Insurance and Tax Costs for the current calendar year and the remainder of the current calendar year or for the following calendar year. Upon receipt of such estimated statement, the following procedure shall be followed:

(1) Tenant shall pay to Landlord, in a lump sum, with its next monthly rent payment, that amount equal to 1/12th of Tenant's share of such estimate, times the number of months of the then current calendar year which have occurred as of the date for which such monthly rent payment is made if the estimate is for the current year; and,

(2) Tenant's monthly rent payment payable hereunder shall be increased by an amount equal to 1/12th of Tenant's share of such estimated sum until otherwise notified by Landlord.

    d. Notwithstanding the calculation made pursuant to Subparagraph 5.b. above, however, Tenant shall bear that portion of the cost of the Landlord's services described in Paragraph 9 below which clearly reflects the use by Tenant of the Premises and the services provided by Landlord with respect thereto, such as computer usage costs and unusual electrical, air conditioning, heat or water requirements. Tenant's usage of such items shall, whenever possible, be separately metered or billed as described in Subparagraph 5.e. below, but otherwise shall be paid by Tenant to Landlord as herein provided. Landlord may, in its sole, good faith and discretion, increase or decrease from time to time during the Term of this Lease, the portion of such cost of Landlord's services to be paid by Tenant and, upon written request Landlord shall provide Tenant with, or permit access during reasonable business hours to, all applicable information used by Landlord in calculating the portion of such cost of Landlord's services to be paid by Tenant. In addition, Tenant agrees to pay as additional rent to Landlord, upon demand, a proportion of the cost of any utilities surcharges or any other costs levied, assessed or imposed by, or at the direction of, or resulting from any statutes, ordinances, rules or regulations, or interpretations thereof, promulgated by any federal, state, municipal or local governmental authority in connection with the use or occupancy of the Building, based upon Tenant's proportionate use of such utility, as reasonably determined by Landlord.

    e. As stated in Subparagraph 5.d. above, to the extent possible and practical, all items of utility and other services shall be separately metered. Tenant shall pay, at its own expense, for all utilities, services and costs whatsoever with respect to its use and occupancy of the Premises, including, but not limited to, all Basic Cost items, water, sewer, gas, power and electric current, telephone service, janitorial service, interior and exterior window cleaning, sidewalk cleaning and landscaping services and all other similar utilities or services used, consumed or provided to or in the Premises, or in providing heating, ventilating and air conditioning to the Premises from and after the delivery of possession thereof by Landlord. If any such charges are not paid when due, Landlord may pay the same, and any amount so paid by Landlord, together with interest thereon at the Reference Rate, shall thereupon become due to Landlord from Tenant as additional rent. The Reference Rate shall mean four (4%) over the interest rate publicly announced from time to time by the Bank of America as its reference rate, but not to exceed the maximum rate permitted by law and, if such term is no longer utilized, the interest rate utilized by the Bank of America (or if the Bank of America ceases to exist, the largest state chartered bank operating in the State of California) to replace the reference rate, Landlord and Tenant shall cause, to the extent it is deemed possible and practical by Landlord, all items of utility and other services, including items of Basic Cost or of Insurance and Tax Costs, as described above, to be separately metered or billed to Tenant, as the case may be, the cost of which installation, maintenance and repair of separate metering and billing shall be at Tenant's sole cost and expense in order to facilitate Tenant's responsibility for payment therefor directly to such companies providing such utilities and/or services. In the event utilities or services are not separately metered or billed, Landlord shall charge Tenant for its proportionate share of Landlord's actual expense therefor, based upon Tenant's use of the respective utility or service as determined by Landlord or Landlord's agent, which determination shall be conclusive. Tenant shall pay such amount monthly as additional rent. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or service being furnished the Premises, and no such failure or interruption shall entitle Tenant to terminate this Lease. In the event Tenant shall dispute the amount set forth in Landlord's statement of actual costs described in Subparagraph 5.b., Tenant shall have the right, exercisable not later than thirty (30) calendar days following the receipt of such actual statement described in Subparagraph 5.b., to require that Landlord provide to Tenant reasonable documentation and information supporting the actual statement including, but not limited to, the calculation of Tenant's share and the amount of the Basic Cost, plus Insurance and Tax Costs.

6. TENANT'S EARLY ENTRY. Tenant may at any time prior to the Commencement Date, at Tenant's sole risk and without incurring any obligation to pay rent under this Lease, enter upon and install such furniture, trade fixtures, equipment and leasehold improvements, including but not limited to wall covering, floor covering and mill work in the Premises as Tenant may elect, provided, however, that (i) Tenant's early entry shall not interfere with Landlord's work of construction relative to Tenant's Improvements or cause labor difficulties; (ii) Tenant shall not commence to do business within the Premises; (iii) Tenant shall execute and deliver to Landlord an indemnity agreement in favor of Landlord in form and substance satisfactory to Landlord; (iv) Tenant shall provide evidence of insurance issued by an insurance carrier approved in writing by Landlord with coverage of the Premises reasonably requested by Landlord; and, (v) Tenant agrees in writing to accept the Premises as Ready for Occupancy 30 days from the date of Landlord's consent to such early entry, notwithstanding the progress of the construction work described in Paragraph 7 below. Should Tenant satisfy the conditions of this Paragraph and elect to take early entry to the Premises, Landlord agrees to diligently proceed to complete all work required of it pursuant to the provisions of Paragraph 7 below.

7. COMPLETION OF THE PREMISES.

    a. Landlord shall, at its sole cost and expense, except as otherwise provided below, furnish and install within the Premises those improvements, if any, to be provided by Landlord, more fully described in Exhibit "C" attached hereto and incorporated herein by this reference ("Landlord's Work"). The Premises shall be deemed "Ready for Occupancy" on the date on which Tenant receives Landlord's certificate that the work described in Exhibit "C," together with the common facilities for access and service to the Premises, has been substantially completed, except for items of work and adjustment of equipment and fixtures which can be completed after occupancy has been taken without causing substantial interference with Tenant's use of the Premises (i.e., so-called "punch list" items). However, it is expressly understood by the parties that "Ready for Occupancy" does not include the completion of a telephone system in the Premises. Promptly following the tendering of possession of the Premises to Tenant by Landlord, Tenant shall countersign and return to Landlord an Acceptance and Statement of Premises and Term which will be signed and sent by Landlord to Tenant and which will be in the form of letter attached hereto as Exhibit "D" and incorporated herein by this reference. Tenant's countersignature of said letter shall be Tenant's agreement on the Commencement Date and termination date of this Lease and Tenant's acceptance of the Premises in its "as is condition, Tenant thereby agreeing that Landlord has fulfilled its obligations pursuant to the provisions of this Paragraph 7. Upon such tendering of possession, Tenant agrees to proceed with all due diligence with Tenant's Work and with the installation of its fixtures and equipment.

    b. All work which does not constitute Landlord's Work, such as tenant improvements constructed by Tenant or the furnishing and installing of furniture, wall covering, cabinets, molding, telephone equipment and wiring, office and computer equipment, etc., shall be furnished and installed by Tenant or at Tenant's expense ("Tenant's Work") in accordance with Exhibit "C," this Paragraph 7, and Paragraph 12. Tenant shall adopt a schedule in conformance with the schedule of Landlord's contractors and conduct its work in such a manner as to maintain harmonious labor relations and as not to unreasonably interfere with or delay the work of Landlord or its contractors. Tenant's contractors, subcontractors, and labor shall be subject to the approval of Landlord and shall be subject to the administrative supervision of Landlord's general contractor. Contractors or subcontractors engaged by Tenant shall employ men and means to insure as far as may be possible the progress of the work without interruption on account of strikes, work stoppage or similar causes for delay, including using union labor if requested by Landlord or by Landlord's general contractor. Landlord shall give access and entry to the Premises to Tenant and its contractors and subcontractors and reasonable opportunity, time and use of the Building facilities (including loading platforms, lifts and freight elevators, facilities for storage and protection of material and all other facilities available to subcontractors of Landlords general contractor to the same extend and upon the same terms and conditions as such facilities are available to the subcontractors or Landlord's general contractor) to enable Tenant to adapt the Premises for Tenant's use, provided Tenant is in compliance with the provisions of Paragraph 6 above. Tenant, its contractors and/or subcontractors shall pay the costs, if any, for the use of said Building facilities with the understanding that any such costs shall be agreed to before said Building facilities are so used. Tenant further agrees to reimburse Landlord for any costs incurred by Landlord for clean-up or damage to the Building caused by Tenant, its contractors or subcontractors.

    c. The costs of all working drawings of any kind for items of Landlord's Work to be done in accordance with Exhibit C shall be provided at Landlord's sole cost and any modifications to such Landlord's Work, plans or any changes to the final plans and specifications requested by Tenant and approved by Landlord hereto shall be paid for by Tenant. In order for Landlord to accomplish the necessary construction required to complete the Premises, including Landlord's Work described above as well as any additional construction work required by Tenant, if any, Tenant shall, in accordance with Exhibit "C," furnish to Landlord, in writing, full and complete information required to complete such construction,

    d. All work done by Tenant pursuant to this Paragraph shall be done in good and workmanlike manner and in compliance with all applicable legal requirements and shall be compatible with the design, construction and equipment of the Building.

    e. Landlord and Tenant shall cooperate in the scheduling and construction of their respective work, and Tenant will not do anything nor fail to do anything that will cause any increase in the construction or operating cost of the Building.

    f. If Tenant shall cause any delay in the construction of the Premises, whether by reason of any failure by Tenant to comply with the applicable time schedule set forth in Exhibit "C" or by Tenant's requirement of materials or installations different from those provided in approved plans and specification for Landlord's Work, or by delays in performance or completion by a party employed by Tenant, or by reason of building code problems arising from Tenant's design of its tenant improvements, or by reason of changes in the work ordered by Tenant, then notwithstanding the provisions of this Lease relating to the Term and notwithstanding anything to the contrary contained in Exhibit "C," the Commencement Date shall be the date which Landlord, in its sole discretion, determines could have been expected to be the Commencement Date but for such delay.

8. TENANT'S RIGHTS TO USE IN COMMON. Tenant shall have, as appurtenant to the Premises, right to use in common, subject to reasonable rules of general applicability to tenants of the Building from time to time made by Landlord and of which Tenant is given notice, the following areas of the Building: the common lobbies, corridors, stairways and stairwells, rest rooms, elevators, and common walkways and driveways necessary for access to the Building (the Common Area). Tenant hereby agrees that Landlord shall have the right, for the purpose of accommodating the other tenants of the Building, to increase or decrease the configuration and dimensions or to otherwise alter the common corridors on any floor, so long as Tenant's access to the Premises, rest rooms, stairwells and elevators is not prohibited thereby. Landlord reserves the right from time to time: (a) to install, use, maintain, repair, replace and relocate for service to the Premises and/or other parts of the Building pipes, ducts, conduits, wires, appurtenant fixtures, and mechanical systems, wherever located in the Premises or Building, and (b) to alter, close or relocate any facility in the Common Area.

9. Services by Landlord.

    a. Landlord shall furnish for the occupied portion of the Premises the following services: (i) if Landlord provides HVAC not separately metered to the Premises, space heating and cooling, as normal seasonal changes may require, from 8:00 a.m. to 6:00 p.m. on Monday through Friday and on Saturdays from 9:00 a.m. to 12:00 noon (Sundays and holidays excepted) (hereinafter referred to as "hours of normal business operation") at such temperatures and in such amounts as may, in the sole judgment of Landlord, be reasonably required for comfortable use and occupancy of the Premises under normal business operations; provided that circulating air will not be available other than by air conditioning, and if Tenant shall require air conditioning or heating at any time outside the hours and days above specified, Landlord shall, upon reasonable advance notice and at Tenant's expense, furnish the same for the area or areas specified in a written request of Tenant, delivered to the superintendent of the Building; provided further that in the event Tenant overloads the air conditioning system and/or in any other way causes the system to not adequately perform its proper functions, supplementary systems may at Landlord's option be provided by Landlord at Tenant's expense, it being understood by the parties hereto that the air conditioning system is based upon an occupancy of not more than one person per 150 square feet of the Premises and upon a combined lighting and standard electrical load not to exceed 4.0 watts per square foot of the Premises; (ii) water at the normal temperature of the supply of water to the Building for lavatory and toilet purposes and for drinking purposes, all of such water service to be supplied from the regular supply of water to the Building at points of supply provided for general use of tenants of the Building through fixtures installed by Landlord or by Tenant with Landlord's consent (iii) restroom facilities; and
(iv) electric lighting for all public areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be reasonable and standard including replacement light bulbs and tubes standard for the Building.

    b. If Tenant has extended occupancy or electrical loads in excess of Building standards, Landlord shall estimate these costs for Tenant's purposes, and Tenant shall pay Tenant's share of the excess cost pursuant to the provisions of Paragraph 5 above. Tenant covenants and agrees that at all times it use of electric current shall never exceed the capacity of existing feeders to the Building or the risers or wiring installations. At any time when Landlord is furnishing electric current to the Premises pursuant to this Paragraph 9, if Tenant is able to obtain electric power directly from the utility, Landlord may, at its option. Upon not less than thirty (30) days' prior written notice to Tenant, discontinue the furnishing of such electric current. If Landlord gives any such notice of discontinuance, Landlord shall make all the necessary arrangements with the public utility, supplying the electric current to the neighborhood with respect to furnishing such electric current to the Premises, and Tenant will contract directly with such public utility for the supplying of such electric current to the Premises but, in no event, during this changeover shall such electrical service to the Premises be interrupted, except for any circumstance beyond the reasonable control of Landlord.

    c. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rent herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the utilities and services to be provided by Landlord under the provisions of this Lease; (ii) failure to furnish or delay in furnishing any such utilities or services for as long as is reasonably required when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, inability to secure a proper supply of materials or other supplies, any other accidents or other conditions or causes beyond the reasonable control of Landlord, or by the making of repairs, alterations or improvements to the Premises or to the Building; or, (iii) the limitation, curtailment, rationing or restriction on use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or the Building. Furthermore, Landlord shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of national, state or local governmental agencies or utilities suppliers in reducing energy or other resources consumption. Landlord reserves the right, without incurring any liability towards Tenant, to stop any service or utility system or to interrupt the use of any Building facilities, when necessary by reason of accident or emergency, or until necessary repairs have been completed; provided, however, that in each instance of stoppage Landlord shall exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof.

10. ASSIGNMENT AND SUBLETTING.

    a. Tenant may not transfer or assign this Lease or any right or interest hereunder sublet the Premises or any part thereof without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. It shall be reasonable for Landlord to withhold consent to a proposed transfer, assignment or subletting if, in Landlord's reasonable business judgment, any of the following is the case: (i) the proposed transaction may result in a deterioration in the quality of the merchandising or service operation conducted in he Premises, as compared to the merchandising or service operation conducted by Tenant; (ii) the proposed transferee lacks a good business reputation or sufficient relevant business experience; (iii) the financial worth of the proposed transferee is less than the combined financial worth of Tenant and Tenant's guarantor(s), if any, as of either the date of this Lease or the date of Tenant's request for Landlord's consent to the transaction; (iv) the proposed transferee's proposed use of the Premises conflicts with Tenant's use clause and is otherwise incompatible with the tenant mix of the Building; (v) the proposed transferee's proposed use or manner of operation would place an additional burden on the Premises, the Building or Landlord's facilities and services;
(vi) the Percentage Rent Landlord reasonably anticipates receiving from the proposed transferee is less than the Percentage Rent Landlord reasonably anticipates receiving from Tenant; or (vii) the proposed transaction would breach any covenant of Landlord respecting radius restrictions, use or exclusivity in any other lease or financing or other agreement related to the Building. Tenant shall pay over to Landlord all rent other consideration received by Tenant from any such subtenant or assignee, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments, to assure that all other payments called for hereunder are taken into account. No partial assignment shall be permitted. No transfer or assignment, whether voluntary or involuntary, by operation of law, under legal process or proceedings, by receivership in bankruptcy, or otherwise, and no subletting, shall be valid or effective without such prior written consent and approval. Should Tenant attempt to make or suffer to be made any such transfer, assignment or subletting, except as aforesaid, or should any of Tenant's rights under this Lease be sold or otherwise transferred by or under court order or legal process or otherwise, or should Tenant be adjudged insolvent or bankrupt, then and in any of the foregoing events Landlord may, at its option, terminate this Lease forthwith by written notice thereof to Tenant. Should Landlord consent to any such transfer, assignment or subletting, such consent shall not constitute a waiver of any of the restrictions of this Paragraph 10, and the same shall apply to each successive transfer, assignment or subletting, such consent shall not constitute a waiver of any of the restrictions of this Paragraph 10, and the same shall apply to each successive transfer, assignment or subletting hereunder, if any. As additional rent hereunder, Tenant shall reimburse Landlord for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting.

    b. If Tenant hereunder is a corporation, an unincorporated association or a partnership, the transfer, assignment or hypothecation of any stock or interest in such Corporation, association or partnership in the aggregate in excess of 25% shall be deemed an assignment within the meaning and provisions of this Paragraph 10; provided, however, that a transfer or assignment of any such stock or interest by a shareholder or member to his spouse, children or grandchildren are excluded from the provisions of this paragraph.

    c. If Tenant proposes to assign this Lease, it shall notify Landlord in writing of the terms of such proposed assignment, and Landlord may, at its option, upon written notice to Tenant within thirty (30) days of such proposal by Tenant, elect to recapture the Premises and terminate this Lease. If Tenant proposes to sublease all or part of the Premises, it shall notify Landlord in writing of the terms of such proposed sublease, and Landlord may, at its option, exercised by thirty (30) days' prior written notice to Tenant, elect to recapture such portion of the Premises as Tenant proposes to sublease and, upon such election by Landlord, this Lease shall terminate as to the portion of the Premises recaptured. In the event a portion only of the Premises is recaptured, the rental payable under this Lease shall be proportionately reduced. If Landlord does not elect to recapture pursuant to this Subparagraph 10.c., Tenant may thereafter enter into a valid assignment or sublease with respect to the Premises, provided Landlord, pursuant to this Paragraph 10, consents thereto, and provided further that (i) such assignment or sublease is executed within ninety (90) days after notification to Landlord of such proposal, and (ii) the rental therefore is not less than that stated in such notification.

    d. If this Lease be assigned or, if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved and retain any excess rent so collected, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, nor shall such assignment, subletting, occupancy or collection be deemed an acceptance by Landlord of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. No assignment or subletting shall affect the continuing primary liability of Tenant hereunder (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease.

    e. Notwithstanding any assignment or sublease or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, Tenant waives notice of any default of any assignee or sublessee and agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

    f. Whenever Landlord conveys its interest in the Building, Landlord shall be automatically released from the further performance of covenants on the part of Landlord herein contained and from any and all further liability, obligations, costs and expenses, demands, causes of action, claims or judgments arising from or growing out of, or connected with this Lease after the effective date of said release.

11. USE AND OCCUPANCY.

    a. Use. Tenant agrees that the Premises shall be used and occupied by Tenant only for the Use specified in Subparagraph l(r) for general business office uses and for no other purposes, and Tenant agrees to use and maintain the Premises in a clean, careful, safe and proper manner and to comply with all applicable laws, ordinances, orders, rules and regulations of all governmental bodies (state, federal and municipal) affecting the premises. At its sole cost and expense, Tenant shall promptly comply with all such governmental measures and also with the requirements of any board of fire underwriters or other similar body now or hereafter constituted to deal with the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's alterations, additions or improvements. Tenant shall not, in any manner, deface or injure the Building or the Land or any part thereof, nor permit in the Premises any auction sale, nor use or devote the Premises or any part thereof for any purpose other than the permitted Use and general office use, which general office use shall specifically not include medical offices, nor shall Tenant use the Premises in any way which is inconsistent with the maintenance of the Building as a first-class mixed retail and office building in the quality of its upkeep, use and occupancy. Tenant agrees to pay/ on demand, for any damage to the Premises or to any other part of the Building or the Land caused by any negligence or willful act or any misuse or abuse (whether or not any such misuse or abuse results from negligence of willful act) by Tenant or any of its agents, employees, licensees, or invitees or any other person not prohibited, expressly or impliedly, by Tenant from entering upon the Premises. Tenant agrees not to use or allow or permit the Premises to be used for any purpose prohibited by any law, statute, regulation or ordinance of the United States, the State, the County or the City, and Tenant agrees not to commit waste or suffer or permit waste to be committed or to allow or permit any nuisance on or in the Premises. Tenant agrees (a) not to obstruct, in any manner, any portion of the Building not hereby leased or any portion thereof or of the Land used by Tenant in common with others and (b) to comply with all reasonable "Rules and Regulations" now or hereafter made by Landlord, of which Tenant has been given notice, for the care and use of the Building and the Land and their facilities and approaches, Landlord shall not be liable to Tenant for the failure of other occupants of the Building to conform to such "Rules and Regulations. A copy of the initial "Rules and Regulations" for the Building is attached hereto as Exhibit "E" and incorporated herein by this reference.

    b. HOURS. Recognizing that it is in the interest of both Tenant and Landlord to have regulated hours of business, Tenant agrees that commencing with the opening for business by Tenant in the Premises and for the remainder of the term of this Lease, Tenant shall be open for business Monday through Friday from 10:00 a.m. to 5:00 p.m., with the exception of national holidays, Tenant, without the consent of Landlord, may remain open until the State of California's legal closing limit. Upon Landlord's consent, which shall not be unreasonably withheld, Tenant may be open for business during hours other than those set forth in the immediately preceding sentence. It is agreed, however, that the foregoing provisions shall be subject, as respect to any business controlled by governmental regulations or labor union contracts in its hours of operation, to the hours of operation so prescribed by such governmental regulations or labor union contracts, as the case may be.

    c. NON-COMPETITION. Tenant agrees that it will not, during the first year after Tenant opens for business, directly or indirectly, operate nor own any type of business similar to the business operated from the Premises (not so operated or owned on the date of this Lease) within a radius of four blocks from the location of the Premises. Without limiting Landlord's remedies, in the event Tenant should violate this covenant, Landlord may, at its option and for so long as Tenant is operating such other business, include "net sales" of such other business in the "net sales" transacted from the Premises for the purpose of computing the Percentage Rent due hereunder, Tenant shall provide Landlord with a statement of Tenant's net sales in accordance with the provisions of Paragraph 3 of this Lease for any such similar business.

    d. TENANT TO CONDUCT BUSINESS IN PREMISES. Tenant covenants an agrees that, continuously and uninterruptedly from and after its initial opening for business, it will operate and conduct within-the Premises the business which it is permitted to operate and conduct under the provisions hereof, except while the Premises are untenantable by reason of fire or other casualty, and that it will, at all times, keep and maintain within and upon the Premises an adequate stock of product, merchandise and trade fixtures to service and supply the usual and ordinary demands and requirements of its customers, and that it will keep its Premises in a neat, clean, sanitary and orderly condition.

    e. TRASH. Landlord shall make an adequate number of trash receptacles available for Tenant's use. Tenant agrees that all trash and rubbish of the said Tenant shall only be deposited within receptacles as provided by Landlord, and that there shall be no other trash receptacle permitted to remain outside of the Premises. Landlord agrees to cause such receptacle to be emptied and trash removed at Tenant's cost and expense; provided, however, that in the event that the volume of Tenant's trash exceeds the normal volume for a restaurant/retail store of Tenant's size, as reasonably determined by Landlord and Tenant, Tenant shall pay to Landlord, as additional rent, the extra trash disposal charge incurred by Landlord due to such excess volume.

12. ALTERATIONS AND ADDITIONS BY TENANT. Tenant shall make no alterations, decorations, additional improvements and changes (collectively, "alterations") in, to or about the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any initial tenant improvements to be constructed by Tenant shall be done in accordance with the provisions for Tenant's work specified in Paragraph 7 and Exhibit C, in addition to the following. In each instance where Tenant requests Landlord's approval of an alteration, Tenant shall furnish Landlord with plans showing the alteration to the Premises. Should Landlord consent to a particular alteration, Tenant shall comply with all the conditions of such consent, including the requirement that Landlord perform such work, if such requirement is a condition of such consent. In the event that any alterations to the Premises are constructed pursuant to the terms and provisions of this Paragraph 12, Tenant agrees upon its part to carry such insurance as required by Paragraph 16 below covering any such alteration, it being expressly understood and agreed that none of such alterations shall be insured by Landlord under such insurance as it may carry upon the Building, nor shall Landlord be required under any provisions for reconstruction of the Premises to reinstall any such alterations. Except for such furniture, movable trade fixtures and equipment installed by Tenant which shall remain the property of Tenant and be removed upon termination of this Lease upon completion of the construction of any alteration, such alteration shall be deemed a part of the building and the property of Landlord at the time it is completed, without compensation to Tenant. Tenant shall advise Landlord in writing at least fifteen (15) days prior to the commencement of any alterations in order to allow Landlord to post a notice of non-responsibility on the Premises.

13. REPAIR AND MAINTENANCE BY TENANT. Tenant shall, at Tenant's sole expense, keep the Premises, including all fixtures installed by Tenant, in good and tenantable condition, reasonable wear and tear excepted, and shall promptly make all necessary non-structural repairs and replacements thereto, except those caused by fire or other casualty covered by insurance on the Building under policies naming Landlord as the insured. Such Tenant-made repairs and replacements shall be made under the supervision and with the approval of Landlord. Said repairs and replacements shall be of a quality and class equal to the original work. Without diminishing such obligation of Tenant, if Tenant fails to make such repairs and the replacements within fifteen (15) days after the occurrence of the damage or injury, Landlord may, at its option, make such repair, and Tenant shall pay Landlord for the cost thereof, including overhead and management fees, upon demand, plus the maximum rate of interest permitted by law from demand until payment. In addition, Tenant shall pay the cost of repair and replacement due to damage or injury done to the Building (other than the Premises) or the Land or any part thereof by Tenant or Tenant's agents, employees or invitees. Such amount shall be paid by Tenant to Landlord upon demand, plus the rate of interest provided pursuant to Paragraph 4 until such repayment by Tenant.

14. MECHANIC'S LIENS. Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against the, Property or against Tenant's leasehold interest in the Premises during the Term hereof. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. In the caseof the filing of any lien against the Property or against Tenant's leasehold interest in the Premises, Tenant shall cause the same to be discharged of record within ten days after the filing of same. If Tenant shall fail to discharge such lien within such period, then Landlord may, but shall not be obligated to, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment and satisfaction of the claim giving rise to such lien. Any amount paid by Landlord for any of the aforesaid purposes or for the satisfaction of any other lien not caused or claimed to be caused by Landlord and all legal and other expenses of Landlord, including counsel fees, in defending any such action or in or about procuring the release of such lien with all necessary disbursements in connection therewith, shall be paid by Tenant to Landlord on demand, with interest thereon at the maximum rate of interest permitted by law from the date of payment until such repayment by Tenant.

15. NON-LIABILITY OF LANDLORD. Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance, or for loss of business arising from the necessity of Landlord or its agents entering the Premises for any of the purposes authorized in this Lease, or for repairing the Premises or any portion of the Building, however the necessity may occur. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services, or performing any other covenant or duty to be performed on Landlord's part, pursuant to the provisions of this Lease, by reason of any cause reasonably beyond Landlord's control, including without limitation the causes set forth in Subparagraph 9(c)(ii) above, Landlord shall not be liable to Tenant therefore, nor, except as expressly otherwise provided in Paragraphs 19, 20 and 32 below, shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises. Tenant hereby assumes the risk and agrees that LandIord shall not be liable for injury to Tenant's business or any loss of income therefor or for damage to the goods, wares, merchandise or other property of Tenant, Tenants employees, invitees, customers, or any other person in or about the Premises, the Building or the Land, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors or to anyone claiming by, through or under Tenant, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, or whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the Property, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable for any damages, arising from any act or neglect of any other tenant of the Building, theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority, or other matter reasonably beyond the control of Landlord.

16. TENANT'S INDEMNIFICATION OF LANDLORD. Tenant covenants that it will indemnify and hold Landlord whole and harmless of, from and against (a) all fines, suits, loss, cost, liabilities, claims, demands, actions and judgments of every kind and character by reason of any breach, violation or nonperformance of any term, provision, covenant, agreement or condition on the part of Tenant hereunder, and (b) all claims, demands, actions, damages, loss, cost, liabilities, expenses and judgments suffered by, recovered from or asserted against Landlord on account of injury or damage to person or property, to the extent that any such damage or injury may be incident to, arise out of, or be caused, either proximately or remotely, wholly or in part, by an act, omission, negligence or misconduct on the part of Tenant or any of its agents, servants, employees, contractors, patrons, guests, licensees or invitees or of any other person entering upon the Premises under or with the express or implied invitation or permission of Tenant, or when any such injury or damage is the result, proximate or remote, of the violation by Tenant or any of its agents, servants, employees, contractors, patrons, guests, licensees or invitees of any law, ordinance or governmental order of any kind or of any of the Rules and Regulations included in Exhibit "E," as such may from time to time be amended or supplemented, or when any such injury or damage may in any other way arise from or out of the occupancy or use by Tenant, its agents, servants, employees, contractors, patrons, guests, licensees or invitees of the Premises, or from any other cause. Notwithstanding the foregoing, Tenant shall not be required to defend, save harmless and indemnify Landlord from any liability for injury, loss, accident or damage to any person or property resulting from Landlord's gross negligence or willful acts or omissions, or those of its officers, agents, contractors or employees in connection with Landlord's activities on the Premises, provided that such exclusion from Tenant's indemnity is not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by Tenant, pursuant to the provisions of this Lease to the extent that such policies cover the results of acts or omissions of Landlord, its officers, agents, contractors or employees. Tenant covenants and agrees that in case Landlord shall be made a party to any litigation commenced by or against Tenant or relating to this Lease or to the Premises, that Tenant shall and will pay all costs and expenses, including attorneys' fees and court costs incurred by or imposed upon landlord by virtue of any such litigation, and the amount of all such costs and expenses, including attorneys' fees and court costs, shall be a demand obligation owing by Tenant to landlord, bearing interest at the rate of interest specified in Paragraph 4 above from the date of outlay.

17. LIABILITY INSURANCE.

    a. Tenant shall, at its sole cost and expense, procure and maintain through the Term of this lease Comprehensive General Liability insurance against claims for bodily injury or death and property damage occurring in, or upon or resulting from the Premises in standard form and with such insurance company or companies as may be acceptable to, Landlord, such insurance to afford immediate protection to the limit of not less than $1,000,000 inclusive. Such Comprehensive General Liability insurance shall include Blanket Contractual Liability indemnification of Landlord by Tenant, as set forth in this Lease (but such coverage or the amount thereof shall in no way limit such indemnification). Tenant shall maintain, with respect to each policy or agreement evidencing such Comprehensive General Liability insurance, such endorsements as may be required by Landlord.

    b. In addition to the assumption of risk required of Tenant by the provisions of Paragraph 15 above, Tenant shall, at its own cost and expense, maintain the following insurance coverage with respect to such items during the Term of this Lease:

        (1) EXTENDED COVERAGE. Fire insurance including extended coverage, vandalism and malicious mischief upon property of every description and kind owned by Tenant and located in the Building or for which Tenant is legally liable, or installed by or on behalf of Tenant, including, without limitation, furniture, fittings, installations, fixtures and any other personal property, tenant improvements and alterations, in an amount of not less than ninety (90%) percent of the actual replacement value thereof;

        (2) MECHANICAL AND ELECTRICAL. Broad form boiler and machinery insurance on a blanket repair and replacement basis with limits per accident not less than the replacement cost of all leasehold improvements and of all boilers, pressure vessels, air conditioning equipment, miscellaneous electrical apparatus, electronic data processing equipment, and all other insurable objects owned or operated by Tenant or by others (other than Landlord) on behalf of Tenant in the Premises, or relating to or serving the Premises;

        (3) PLATE GLASS. Plate glass insurance in such amount as will substantially cover the replacement cost of Tenant's plate glass in the Premises; and,

        (4) BUSINESS INTERRUPTION. Business interruption insurance in such an amount will reimburse Tenant for direct or indirect losses attributable to all such perils insured against in Subparagraphs 17(b)(i) and (ii) above.

    c. Tenant shall maintain workers' compensation insurance within statutory limits covering all of Tenant's employees working in the Premises.

    d. Tenant shall furnish to Landlord, upon the Commencement Date and thereafter within thirty (30) days prior to the expiration of each such policy, a certificate of insurance issued by the insurance carrier of each policy of insurance carried by Tenant pursuant hereto showing Landlord and any first Mortgagee of the Land and the Building of whose identity Tenant has written notice as additional insured (but not as loss payees). Said certificates shall expressly provide that such policies shall not be cancelable or subject to reduction of coverage or otherwise be subject to modification, except after thirty (30) days prior written notice to Landlord.

    e. If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for any loss or cost resulting from said failure. In the event of such failure, Landlord may obtain such insurance required in this Lease, and Tenant shall pay to Landlord, on demand, the premium cost thereof, plus interest at the rate of interest specified in Paragraph 4 from the date of payment by Landlord until repaid by Tenant. This Subparagraph 17(e) shall not be deemed to be a waiver of any Landlord's rights and remedies under any other provision of this Lease.

    f. Each party hereto hereby waives any and every claim which arises or may arise in its favor and against the other party hereto during the Term of this lease or any extension or renewal thereof for any and all loss of, or damage to, any of its property which loss or damage is covered by valid and collectible fire, extended coverage or similar casualty insurance policies, to the extent that such loss or damage is covered under insurance policies required to be issued under the terms of this Lease. Such waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto. Inasmuch as the above mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto hereby agrees immediately to give to each insurance company which has issued to it policies of fire and extended coverage insurance written notice of the terms of such mutual waivers, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of such insurance coverage's by reason of such waivers.

18. CERTAIN RIGHTS RESERVED BY LANDLORD.

    Landlord shall have the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for set-off or abatement of rent:

    a. To change the Building's name.

    b. To install, affix and maintain any and all signs on the exterior and interior of the Building.

    c. To control all internal lighting that may be visible from the exterior of the Building.

    d. To enter the Premises to inspect the same, to display the Premises to prospective purchasers or to post and maintain notices of nonresponsibility or any other notice deemed necessary by Landlord for the protection of its interest, to alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of any eviction of Tenant and without abatement of rent, and may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, as well as keep and store upon the Premises all tools, materials and equipment necessary for such purposes, provided that the business of Tenant shall be interfered with as little as is reasonably practicable, Tenant hereby waives any claim for damages for any injury to property or person or any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, all claims for such damage being hereby released. For each of the foregoing purposes, Landlord shall, at all times, have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open the doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. It is understood and agreed that no provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations, except as otherwise expressly agreed herein to be performed by Landlord;

    e. To have and retain a paramount title to the Premises free and clear of any act of Tenant purporting to burden or encumber them;

    f. To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein; and,

    g. To have access for Landlord and other tenants of the Building to any mail chutes located on the Premises, according to the rules of the United States Postal Service.

19. CASUALTY.

    a. If any part of the Building or the Premises shall be damaged by fire or other casualty, Tenant shall give prompt notice thereof to Landlord, and Landlord shall with reasonable diligence repair such damage, and if any part of the Premises shall be rendered untenantable by reason of such damage (including untenantability due to lack of access thereto or services therein), the Fixed Rent payable hereunder shall be abated to the extent Landlord receives proceeds from any rental abatement insurance policies for the period from the date of such damage to the date when such part of the premises shall have been made tenantable, unless Landlord shall make available to Tenant during the period of such repair other space in the Building which in Tenant's reasonable opinion is suitable for the temporary conduct of Tenant's business. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the undertaking of such repair, reconstruction or restoration, Landlord shall have no obligation to carry insurance of any kind on Tenant's goods, furniture or furnishings or on Tenant's property, and Landlord shall not be obligated to repair any damage thereto or to replace the same. Tenant hereby waives the provisions of any State w dealing with a tenant's rights upon the destruction of the leased premises and the provisions of any successor or other law of like import.

    b. Notwithstanding the provisions of Subparagraph 19(a) above, if substantial alteration or reconstruction of the Building shall, in the opinion of Landlord, be required as a result of damage by fire or other casualty (whether or not the Premises shall have been damaged by such fire or other casualty and whether or not such damage is covered by insurance carried by Landlord), or if the damage to the Building is a result of an uninsured casualty and is in an amount of $100,000.00 or more, then this Lease and the Term and estate hereby granted may be terminated by landlord by its giving to Tenant within sixty (60) days after the date of such damage a notice specifying a date, not less than thirty (30) days after the giving of such notice for such termination. In the event f the giving of such notice of termination, this Lease and the Term and estate hereby granted shall cease and terminate as of the date specified therefor in such notice, and the Fixed Rent payable hereunder shall be apportioned as of the date of termination.

    c. Upon any termination of this Lease under any of the provisions of this Paragraph 19, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord, except for items which have therefore accrued and are then unpaid.

    d. Tenant shall not be released from any of its obligations under this Lease, except to the extent and upon the conditions expressly stated in this Paragraph 19. Notwithstanding anything to the contrary contained in this Paragraph 19, should Landlord be delayed or prevented from repairing or restoring the damaged Premises within one year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or any other cause beyond the control of Landlord, Landlord shall be relieved of its obligation to make such repairs or restoration, and Tenant shall be released from its obligations under this Lease as of the end of such one-year period.

    e. It is hereby understood that if Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repairs or restoration only of those portions of the Building and the Premises which were originally provided at Landlord's expense, which portions shall expressly not include the tenant improvements not constructed by Landlord, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

    f. Notwithstanding anything to the contrary contained in this Paragraph 19, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Paragraph 19 occurs during the last twelve (12) months of the term of this Lease or any extension hereof. This Lease shall be considered an express agreement governing any case of damage to or destruction of the building or the Premises by fire or other casualty, and any law which purports to govern the rights of Landlord and Tenant in such a contingency in the absence of express agreement, and any successor or other law of like import, shall have no application.

20. CONDEMNATION.

    a. If the whole of the Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or should be sold to the condemning authority in lieu of condemnation, then this Lease and the Term and estate hereby granted shall terminate as of the earlier of the date when physical possession of the Premise's taken by the condemning authority or the date of vesting of title in such condemnation or taking (such earlier date, whether with reference to a complete or partial taking of the Building is hereinafter referred to as the "taking date"). If substantially the whole of the Building or the Premises is thus taken or sold, landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant within 60 days after the right of election accrues, in which event, this Lease and the Term and estate hereby granted shall terminate as of the taking date. If upon any such taking or sale of less than the whole of the Building or the Premises this Lease shall not be thus terminated, the Fixed Rent payable hereunder shall be appropriately abated for the period from the taking date to the date specified in this Lease for the expiration of the Term hereof. In the event that only a part of the Building shall be so condemned or taken, then (i) if substantial alteration or reconstruction of the Building shall, in the opinion of Landlord, be necessary or desirable as a result of such condemnation or taking (whether or not the Premises be affected), this Lease and the Term and estate hereby granted may be terminated, effective as of the taking date, by Landlord, by giving notice of such termination to Tenant on or before the date which is sixty (60) days following the taking date, or (ii) if such condemnation or taking shall be of 25% or more of the Premises, this Lease and the Term and estate hereby granted may be terminated by Tenant, effective as of the taking date, by its giving notice of such termination to Landlord on or before the date which is sixty (60) days after the taking date, and (iii) if neither Landlord nor Tenant elects to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that this Lease and the Term and estate hereby granted with respect to the part of the Premises so condemned or taken shall expire on the taking date, and except that the Fixed rent payable hereunder shall be abated to the extent, if any, provided in this Paragraph 20. In the event that only a part of the Premises shall be so condemned or taken, and this Lease and the Term and estate hereby granted with respect to the remaining portion of the Premises are not terminated as above provided, Landlord shall proceed with reasonable diligence to restore the remaining portion of the Premises (other than Tenant's property or any of Tenant's goods, furniture or furnishings) as nearly as practicable to its condition prior to such condemnation or taking. It is understood by the parties that Landlord's obligation to restore is limited by the provisions of Subparagraph 19(e) above.

    b. In the event of any condemnation or taking of all or part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award; provided, however, that nothing shall preclude Tenant from intervening in any such condemnation proceeding to claim or receive from the condemning authority any compensation to which Tenant may otherwise lawfully be entitled in such case in respect of Tenant's personal property or for moving to a new location, except that any claim by Tenant with respect to the unamortized cost of trade fixtures and improvements owned by Tenant which are not removable from the Premises shall be subject and subordinate to the claim of any holder(s) of any indebtedness or other obligations secured by any first mortgage or first deed of trust affecting the Premises.

    c. Notwithstanding the provisions of Subparagraph's 20(a) and 20(b) above, if all or any portion of the Premises shall be condemned or taken for governmental occupancy for a limited period, this Lease shall not terminate, there shall be no abatement of Fixed Rent or additional rent payable hereunder, and Tenant shall be entitled to receive the entire award therefor (whether paid as damages, rent or otherwise), unless the period of governmental occupancy extents beyond the expiration of this Lease, in which case Landlord shall be entitled to such part of such award as shall be properly allocable to the cost of restoration of the Premises, and the balance of such award shall be apportioned between Landlord and Tenant as of the date of such expiration. If the termination of such governmental occupancy is prior to expiration of this Lease, Tenant shall, to the extent an award has been made for the purpose after application for and diligent pursuit of such award by Tenant, restore the Premises as nearly as possible to the condition in which they were prior to the condemnation or taking.

21. TENANT'S TAX RESPONSIBILITIES.

    a. Tenant hereby agrees to pay as additional rent any and all assessments, taxes, fees, levies or charges allocable to or measured by the area of the-Property or the rent payable hereunder, including, without limitation, any gross income tax or excise tax levied by the state, city, or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Property, or any portion thereof.

    b. Tenant hereby agrees to pay all taxes which may be levied with respect to Tenant's personal property located upon the Premises. Tenant agrees to use its best efforts to cause such personal property to be taxed or assessed separately from the Premises and not as a lien thereon. To the extent that Tenant makes leasehold improvements to the Premises (including any Tenant improvement installation prior to the commencement of the Term and subsequent Tenant alterations, additions, substitutions and improvements but not including the original Tenant improvements constructed pursuant to the provisions of Paragraph 7 above, except to the extent they are over-standard or over Landlord's allowance therefor), and such improvements are used by a taxing authority in the calculating of any property tax (as such term is defined in Subparagraph 5(a) above, except to the extent they are over-standard or over Landlord's allowance therefor) payable by Landlord, Tenant shall pay the property taxes attributable to the value of such leasehold improvements throughout the Term of this Lease within thirty (30) days after being billed therefor by Landlord. Tenant agrees to give to Landlord copies of all contracts for such leasehold improvements within ten days of the execution of such contracts. Landlord shall use those materials available to it (including the working papers of the taxing authority) to determine the assessed value of such leasehold improvements and will calculate Tenant's bill for such taxes accordingly.

22. SURRENDER UPON TERMINATION. At the expiration or termination of this Lease, Tenant shall at once surrender possession of the Premises and deliver the Premises to Landlord in good repair and condition, reasonable wear and tear excepted, restoring the Premises wherever necessary and leaving them neat and clean; If the Premises are not immediately surrendered, Landlord may forthwith enter upon and take possession of the Premises and expel or remove Tenant and/or any other person who may be occupying any portion of the Premises, by force, if necessary, without having any civil or criminal liability therefor. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Premises, including signs on the exterior of the Premises, either by Landlord or Tenant, shall be Landlord's property on termination of this Lease and shall remain on the Premises without compensation to Tenant or, if Landlord so elects, Tenant shall, prior to the termination of the Term, remove those alterations, additions or improvements so designated by Landlord from the Premises, and Tenant shall perform any necessary restoration of the Premises occasioned by such removal. All furniture, movable trade fixtures and equipment installed by Tenant shall be removed by Tenant at the termination of this Lease. All such removals shall be accomplished in a good workmanlike manner so as not to damage the Premises or the Building, and, in the event of any such damage, Tenant shall repair such damage, restoring the Premises and leaving them clean. All furniture, movable trade fixtures and equipment installed by Tenant not promptly removed after such termination shall thereupon be conclusively presumed to have been abandoned by Tenant and Landlord may, at its option, take over the possession of such property and either (a) declare same to be the property of Landlord by written notice thereof to Tenant, or
(b) at the sole cost and expense of Tenant remove the same or any part thereof in any manner that Landlord shall choose and store the same without incurring liability to Tenant or any other person, Tenant hereby waiving any and all claims against Landlord in connection with such personal property.

23. EVENTS OF DEFAULT.

    a. The following events are hereby deemed to be an "Event of Default" by Tenant under this Lease:

          (1) Tenant shall fail to pay when due any installment of the rent hereby reserved or any other payments required to be made by Tenant hereunder and shall not cure such failure within three days after written notice thereof to Tenant.

          (2) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and shall not cure such failure within thirty (30) days after written notice thereof to Tenant.

          (3) Tenant or any guarantor of Tenant's obligations hereunder (hereinafter called "Guarantor") shall become insolvent, or shall make a transfer in fraud of creditors, or shall commit any act of bankruptcy, or shall make an assignment for the benefit of creditors or Tenant or any Guarantor shall admit in writing its inability to pay its debts as they become due.

          (4) Tenant or any Guarantor shall file a petition under any present or future section or chapter of any federal or state bankruptcy or similar law, or a petition or answer proposing the adjudication of tenant or any Guarantor as a bankrupt or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court, and such petition or answer shall not be discharged or denied within sixty (60) days after the filing thereof.

          (5) A receiver or trustee shall be appointed for substantially all of the assets of Tenant or of any Guarantor or of the Premises or any of Tenant's property located thereon in any proceeding brought by Tenant or any Guarantor, or any such receiver or trustee shall be appointed in any proceeding brought against Tenant or any Guarantor and shall not be discharged within thirty (30) days after such appointment, or Tenant or such Guarantor shall consent to or acquiesce in such appointment.

          (6) The leasehold hereunder shall be taken on execution or other process of law in any action against Tenant.

          (7)   Tenant shall abandon or vacate any portion of the Premises.

    b. If an Event of Default shall have occurred, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:

          (1) Terminate this Lease by giving written notice thereof to Tenant, in which event, Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises, or any part thereof, by force, if necessary, without being liable for prosecution or any claim of damages thereof. Further, in the event that Landlord shall elect to terminate this Lease, then Landlord may recover from Tenant:

              (a) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

              (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination, until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

              (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term, after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

              (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom; and

              (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable State law.

Nothing contained in this Lease shall limit or prejudice the right of Landlord to claim for and obtain in proceedings for bankruptcy or insolvency, by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proven, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

          (2) Enter upon and take possession of the Premises and expel or remove Tenant or any other person who may be occupying the Premises, or any part thereof, by force, if necessary, without having any civil or criminal liability therefor and, without terminating this Lease, Landlord may (but shall be under no obligation to) relet the Premises or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent) and for-such uses as Landlord in its absolute discretion may determine, and Landlord may collect and receive any rents payable by reason of such reletting; and Tenant agrees to pay Landlord on demand all reasonable expenses necessary to relet the Premises which shall include, without limitation, the cost of renovating, repairing and altering the Premises for a new tenant or tenants, advertisements and brokerage fees, and any deficiency that may arise by reason of such renovating, repairing and altering the Premises for a new tenant or tenants, advertisements and brokerage fees, and any deficiency that may arise by reason of such reletting. Landlord shall not be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any rent due upon any such reletting. No such re-entry or taking of possession of the Premises by Landlord shall be construed as a election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant pursuant to Subparagraph 23(b)(i) above. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

          (3) Enter upon the Premises by force, if necessary, without having any civil or criminal liability therefore and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

    c. In the event that Landlord shall elect to so relet, then rent received by Landlord from such reletting shall be applied: First, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; Second, to the payment of any cost of such reletting; Third, to the payment of the cost of any alterations and repairs to the Premises; Fourth, to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rent received from such reletting during any month which is applied by the payment of rent hereunder be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rent. received from such reletting,

    d. In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all personal property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

    e. No repossession of or re-entering on the Premises or any part thereof pursuant to Subparagraphs 23(b)(ii) or 23(b)(iii) above or otherwise, and no reletting of the Premises or any part thereof pursuant to Subparagraph 23(b)(ii) above shall relieve Tenant or any Guarantor of its liabilities and obligations hereunder, all of which shall survive such repossession or re-entering. In the event of any such repossession or re-entering on the Premises or any part thereof by reason of the occurrence of an Event of Default, Tenant will pay to Landlord the rent required to be paid by Tenant.

    f. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to other remedies provided in this lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provisions of this Lease, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity.

24.    NO IMPLIED WAIVER.    The failure of Landlord to insist at any time
upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. The waiver of or redress for any violation of any term, covenant, agreement or condition contained in this Lease or contained in the Rules and Regulations attached hereto as Exhibit "E" shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. No express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. A receipt by Landlord of any rent with knowledge of the breach of any covenant or agreement contained in this Lease shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

25.    WAIVER BY TENANT.    Tenant hereby waives and surrenders for itself
and all claiming by, through and under it, including creditors of all kids,
(a) any right and privilege which it or any of them may have under any present or future constitution, statute or rule of law to redeem the Premises or to have a continuance of this Lease for the Term hereby demised after termination of Tenant's right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Lease, or after the termination of the term of this Lease as herein provided, and (b) the benefits of any present or future constitution, statute or rule of law which exempts property from liability for debt or for distress for rent, and (c) the provisions of any law relating to notice and/or delay in levy of execution in case of eviction of a tenant for non-payment of rent.

26.    PROFESSIONALS' FEES AND LEGAL EXPENSES.    Tenant shall pay to
Landlord upon demand all of Landlord's actual professionals' fees, including, without limitation, appraisers', accountants' and attorneys' fees, and all other actual expenses and court costs of Landlord incurred in enforcing any of the obligations of Tenant under this Lease.

27.    LANDLORD'S LIEN.   In addition to the statutory Landlord;s Lien an in
order to secure payment of all rent and other sums of money becoming due hereunder from Tenant and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, Tenant hereby grants unto Landlord a security interest in and an express contractual lien upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereafter be situated on the Premises (except that part of such property as may be exchanged, replaced or sold from time to time in the ordinary course of Tenant's operations) and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an Event of Default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all such goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Premises, without liability for trespass or conversion (and Tenant hereby waives any right to notice or hearing prior to such taking of possession by Landlord) and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met, if such notice is given in the manner prescribed in this Lease at least five days before the day of sale. Any sale made pursuant to the provisions of this Paragraph 27 shall be deemed to have been a public sale conducted in a commercially reasonable manner if held in the Premises after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the County for five consecutive days prior to the date of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the indebtedness which is secured by the security interest granted in this Paragraph 27. Any surplus shall be paid to Tenant or as otherwise required by law and Tenant shall pay any deficiency forthwith. upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof in accordance with the provisions of the applicable laws in force in the State. Any statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

28.    SUBORDINATION.

       a. This Lease and all rights of Tenant hereunder are subject and subordinate (i) to any mortgage or deed of trust, blanket or otherwise which does now or may hereafter affect the Property or any portion thereof (and which may also affect other property), and (ii) to any and all increases, renewals, modifications, consolidations, replacements and extensions of any such mortgage or deed of trust. This provision is hereby declared by Landlord and Tenant to be self-operative, and no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that may be necessary or proper to more effectively subordinate this Lease and all rights of Tenant hereunder to any such mortgage or deed of trust or to confirm or evidence such subordination.

In the event Tenant shall fail or neglect to execute, acknowledge and deliver any such subordination agreement or certificate, Landlord, in addition to any other remedies it may have, may, as the agent and attorney in fact of Tenant, execute, acknowledge and deliver the same, and Tenant hereby irrevocably nominates, constitutes and appoints Landlord Tenant's proper and legal agent and attorney in fact for such purposes. Such power of attorney shall not terminate on disability of the principal.

       b. Tenant covenants and agrees, in the event any proceedings are brought for the foreclosure of any such mortgage, or if the Property or any portion thereof be sold pursuant to any such deed of trust, to attorn to the purchaser upon any such foreclosure sale or trustee's sale if so requested by such purchaser and to recognize such purchaser as the Landlord under this Lease. Tenant agrees to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by any mortgages or deeds of trust of the type described in this Paragraph 28 any instrument or certificate which, in the sole judgment of Landlord or of such holder(s), may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment. Tenant hereby irrevocably appoints Landlord and the holders of the indebtedness or other obligations secured by the aforesaid mortgages and/or deeds of trust jointly and severally the agent and attorney in fact of Tenant to execute and deliver for and on behalf of Tenant any such instrument or certificate. Such power of attorney shall not terminate on disability of the principal. Tenant further waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event any such foreclosure proceeding is brought or trustee's sale occurs. Tenant agrees that this Lease shall not be affected in any way whatsoever by any such foreclosure proceeding or trustee's sale unless the holder(s) of the indebtedness or other obligations secured by said mortgages and/or deeds of trust shall declare otherwise.

       c. This Lease and all rights of Tenant hereunder are further subject and subordinate, to the extent that the same relate to the Premises,
(i) to all ground or underlying leases in existence at the date hereof and to any and all supplements, modifications and extensions thereof heretofore or hereafter made, and (ii) to all applicable ordinances of the City relating to easements, franchises and other interests or rights upon, across or appurtenant to the building or any of the Land, and (iii) all utility easements and agreements.

29.    QUIET ENJOYMENT.    Tenant upon paying the rent and performing Tenant
s obligations under this Lease shall peacefully and quietly have, hold and enjoy the Premises, subject to all of the terms and provisions hereof.

30.    HOLDING OVER BY TENANT.    Should Tenant or any of its successors in
interest continue to hold the Premises after the termination of this Lease whether such termination occurs by lapse of time or otherwise, such holding over shall constitute and be construed as a tenancy from month to month, only at a monthly rental equal to 150% of the Fixed Rent in effect upon the date of such termination (subject to adjustments as provided in Paragraph 5 above). During such month to month tenant, Tenant shall be subject to all of the terms, provisions, covenants and agreements on the part of Tenant to be performed hereunder. No payments of money by Tenant to Landlord after the termination of this Lease shall reinstate, continue or extend the Term of this Lease, and no extension of this Lease after the termination thereof shall be valid unless and until the same shall be reduced to writing and signed by both Landlord and Tenant. Tenant shall be liable to Landlord for all damage which Landlord shall suffer by reason of any holding over by tenant, and Tenant shall indemnify Landlord against all claims made by any other tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant.

31.    ESTOPPEL CERTIFICATE.

       a. Tenant shall, at any time and from time to time, upon not less than ten days' prior request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing executed by Tenant certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified and setting forth such modifications) and the dates to which the rent has been paid and either stating that no default exists hereunder or specifying each such default of which Tenant may have knowledge, it being intended that any such statement by Tenant may be relied upon by any prospective purchaser or mortgagee of the building.

       b. Tenant's failure to deliver such statement within such time shall be a default under this Lease, and if the estoppel certificate is in connection with a sale or financing of the Building, the parties acknowledge that the failure to timely deliver the estoppel certificate may cause a monetary loss to Landlord. Therefore, the parties hereby agree that the failure to deliver the estoppel certificate within ten days from receipt of written notice from Landlord indicating that the estoppel certificate is required in connection with the sale or financing of the Building shall be deemed to be a monetary default under the Lease, Further, Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect without modification, except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rent has been paid in advance, or such failure may be considered by Landlord as a default by Tenant under this Lease.

32.    NOTICE TO LANDLORD AND MORTGAGEE.    In the event of any act or
omission by Landlord which would give Tenant the right to damages from Landlord or the right to terminate this Lease by reason of a constrictive or actual eviction from all or part of the Premises or otherwise, Tenant shall not sue for such damages or exercise any such right to terminate until (a) it shall have given written notice of such act or omission to Landlord and to the holder(s) of the indebtedness or other obligations secured by any first mortgage or first deed of trust affecting the Premises, if the name and address of such holder(s) shall previously have been furnished to Tenant, and
(b) a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice, during which time Landlord and such holder(s), or either of them, their agents or employees, shall be entitled to enter upon the Premises and do therein whatever may be necessary to remedy such act or omission. During the period after the giving of such notice and during the remedying of such act or omission, the rent payable by Tenant for such period as provided in this Lease shall be abated and apportioned only to the extent that any part of the Premises shall be untenantable.

33.    FINANCIAL STATEMENTS.    At any time during the Term of this Lease,
Tenant shall upon ten (10) days' prior written notice from Landlord, provide Landlord with a current financial statement and financial statements of the two years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

34.    PERSONAL LIABILITY.    The obligations of Landlord under this Lease
shall not constitute personal obligations of the individual entities which comprise Landlord nor of their respective partners, directors, officers or shareholders, and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of the entities comprising Landlord for satisfaction of any liability in respect of this Lease and will not seek recourse against the individual entities which comprise Landlord nor against their respective partners, directors, officers or shareholders nor against any of their personal assets for such satisfaction.

35.    SECURITY DEPOSIT.    Concurrently with the execution of this Lease,
Tenant has deposited with Landlord the Security Deposit set forth in Subparagraph l(m) above to secure the full and faithful performance by Tenant of Tenant's covenants and obligations hereunder. The Security Deposit shall not bear interest and shall not be considered an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. Landlord shall have the right to commingle the Security Deposit with the other funds of Landlord. In the event Tenant defaults in the performance of any of the covenants and obligations to be performed by it hereunder, including, but not limited to the payment of all rent to be paid hereunder, Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages in rent or any sum as to which Tenant is in default and any other damage, injury, expense or liability caused to Landlord by such default, including any damages or deficiency in the reletting of the Premises, whether such damages or deficiency may accrue before or after termination of this Lease and including reasonable attorneys' fees incurred by Landlord in connection with such default or damage. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of the Security Deposit shall be returned by Landlord to Tenant upon termination of this Lease and after delivery of the entire possession of the Premises to Landlord in accordance with this Lease. If Landlord assigns its interest in the Premises during the Term, Landlord may assign the Security Deposit to the assignee and, thereafter, Landlord shall have no further liability for the return of the Security Deposit, and Tenant agrees to look solely to the new landlord for the return of the Security Deposit. The provisions of the preceding sentence shall apply to each and every transfer or assignment made of the Security Deposit to a new landlord. Tenant agrees that it will not assign or encumber or attempt to assign or encumber the moneys deposited herein as security, and that Landlord and its successors and assigns shall not be bound by any such actual or attempted assignment or encumbrance. Regardless of any assignment of this Lease by Tenant, Landlord may return the Security Deposit to the original Tenant in the absence of evidence satisfactory to Landlord to an assignment of the right to receive the Security Deposit or any part of the balance thereof.

36.    NOTICES.   Each provision of this Lease, or of any applicable
governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

       a. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at Landlord's address set forth in Subparagraph 1(a) above or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

       b. Any notice or document required to be delivered hereunder shall be deemed to be delivered, whether actually received or not, three days after being deposited in the United States mail, postage prepaid, registered mail, return receipt requested, addressed to the parties hereto at the respective addresses set forth in Subparagraphs 1(a) and (b) above or at such other address as they have therefore specified by written notice to the other party. A copy of any notice or document required to be delivered hereunder shall be sent simultaneously to the holder(s) of any indebtedness or other obligations secured by any first mortgage or first deed of trust affecting the Premises at such address as such holder(s) shall from time to time designate in writing to the parties hereto.

37.    BINDING EFFECT.   All of the covenants, agreements, terms and
conditions to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, personal representatives' successors and, to the extent assignment is permitted hereunder, their respective assigns.

38.    PARAGRAPH HEADINGS.    The paragraph headings contained in this Lease
are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

39. ENTIRE AGREEMENT. This Lease sets forth the entire agreement between the parties, and no amendment or modification of this Lease shall be binding or valid unless expressed in a writing executed by both parties hereto.

40. NO REPRESENTATIONS. Landlord or Landlord's agents have made no representations or promises with respect to the Premises, the building or the Land, except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise, except as expressly set forth in the provisions of this Lease.

41. JOINT AND SEVERAL LIABILITY. If Tenant is composed of more than one individual and/or entity, the obligations hereunder imposed upon Tenant shall be joint and several.

42. GENDER. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural unless the context otherwise requires.

43. NO MERGER. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate as well as the fee estate in the Premises or any interest in such fee estate.

44. SEVERABILITY. Each and every covenant and agreement contained in this Lease is, and shall be construed to be, a separate and independent covenant and agreement. If any term or provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby.

45. RUNNING OF OBLIGATIONS. The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that only the original Landlord named herein shall be liable for obligations accruing before the beginning of the Term and, thereafter, the original Landlord named herein and each successive owner of the Premises shall be liable only for obligations accruing during the period of its ownership.

46. GOVERNING LAW. This Lease, and the rights and obligations of all parties hereto, shall be construed and enforced in accordance with the laws of the State.

47. LANDLORD'S RIGHTS UPON BEARING TENANT'S OBLIGATIONS. If Tenant shall at any time default in the performance of any obligation under this Lease, Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such obligation notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default. In performing such obligation, Landlord may make any payment of money or perform any other act. All sums so paid by Landlord (together with interest at the rate of interest specified in Paragraph 4 and all necessary incidental costs and expenses in connection with the performance of any such act by Landlord) shall be deemed to be additional rent under this Lease. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

48. SUBMISSION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

49. BROKERS AND AGENTS. Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease, other than those set forth in Subparagraph l(n) above, and covenants to defend with counsel, approved by Landlord, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent with respect to Tenant's dealings in connection with this Lease or the negotiation thereof, other than whose commission shall be paid by Landlord.

50. ADVERTISING AND SIGNAGE. Tenant shall not affix or maintain upon the glass panes and supports of any show windows (and within 48 inches of any window) doors and the exterior walls of the Premises, any signs, advertising placards, name, insignia, trademarks, descriptive material or any other such like item or items, except such as shall have first received the written approval of Landlord as to size, type, color, location, copy, nature and display qualities which such approval shall not be unreasonably withheld. Anything to the contrary in this Lease notwithstanding, Tenant shall not affix any sign to the roof or exterior walls of the Premises. In addition, no advertising medium shall be utilized by Tenant which can be heard or experienced outside Tenant's Premises, including without limiting the generality of the foregoing, flashing lights, searchlights, loudspeakers, phonographs, radios, or televisions provided, however, that this shall not prevent Tenant from purchasing advertising on television, radio or any such other media. Tenant shall not distribute, or cause to be distributed, in t he Building, any handbills or other advertising devices without Landlord's prior written consent. Tenant shall erect signs at Tenant's sole cost and expense at the location indicated and otherwise in accordance with the provisions of the sign criteria attached hereto, made a part hereof, and labeled Exhibit "G". Tenant shall be responsible for obtaining all necessary governmental approvals for such signage.

51. MODIFICATION FOR LENDER. If, in connection with obtaining construction, interim or permanent financing for the Building, the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

52. GUARANTY. As a material condition of this Lease, Landlord and Tenant agree that Tenant's performance of the terms and conditions of this Lease shall be fully guaranteed by Raquel Zepeda ________ ___________ as an Individual ______________ ("Guarantor").

53. HAZARDOUS MATERIALS.

    a. As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "infectious wastes", "hazardous materials" or "toxic substances" now or subsequently regulated under any federal, state or local laws regulations including, without limitation, petroleum-based products, printing inks, acids, pesticides, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

    b. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the Premises or the Project by Tenant, its agents, employees, contractors, affiliates, sublessees or invitees. Tenant shall indemnify, defend and hold Landlord harmless from all actions (including, without limitation, remedial or enforcement actions of any kind, and administrative or judicial proceedings and orders or judgments), costs, claims, damages, (including punitive damages), expenses (including, attorneys', consultants' and experts' fees, court costs) amounts paid in settlement, fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief, liabilities or losses arising from a breach of this prohibition by Tenant, its agents, employees, contractors, affiliates, sublessees or invitees. Upon expiration or earlier termination of this Lease, Tenant shall cause any Hazardous Materials arising out of or related to the use or occupancy of the Premises by Tenant or its agents, affiliates, customers, employees, business associates or assigns to be removed from the Premises and the Project and properly transported for use, storage or disposal in accordance with all applicable laws, regulations and ordinances. Landlord also agrees that Landlord shall have all the same obligations to the Tenant as those referenced above for Tenant to Landlord.

54. TRANSFER OF LANDLORDS INTEREST. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project and Building and in this Lease, and Tenant agrees that in the event of any such transfer and a transfer of the security deposit, Landlord shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

55. ADDITIONAL PROVISIONS. The following Rider(s) to Lease are attached hereto and incorporated herein by this reference:

    Addendum No. 1

    Rider No. 1

                   ADDENDUM NO. 1 TO LEASE DATED April 5, 1996
                       BY AND BETWEEN LA PACIFIC CENTER
                      A CALIFORNIA CORPORATION ("LANDLORD")
                   AND Colecciones de Raquel, Inc ("TENANT")

56. RENEWAL OPTIONS. Landlord hereby grants to Tenant the option to extend the term of this Lease (the "Extension Options") for one additional two-year period. Tenant shall exercise such Extension Option by giving written notice of exercise to Landlord at least six months prior to the Expiration Date of the then current term. All of the terms and conditions of this Lease shall govern each such extended term insofar as applicable, and all references in this Lease to the term hereof shall be deemed to include such extended term unless the context clearly indicates to the contrary, except that these Extension Options shall not apply at the expiration of the extension terms.

    a. The Monthly Fixed Rent for each Extension Option term shall be the fair market rate, as of the commencement of the applicable Extension Option term as determined by the agreement of the parties or, if the parties are unable to agree on or before 90 days prior to the expiration of the then-current term, then by an appraisal conducted pursuant to Subparagraph
(b) below. Notwithstanding the above, the Monthly Fixed Rent for each extension term shall, in no event, be less than the Monthly Fixed Rent for the last month of the then-current lease term. The Monthly Fixed Rent shall take into account the duration of the extension term and may provide for reasonable periodic rental increases during such term.

    b. If it becomes necessary to determine the fair market rate for the Premises by appraisal, then real estate appraiser(s), all of whom shall be members of the American Institute of Real Estate Appraisers and each having at least two years' experience appraising commercial and industrial real property located within the vicinity of the Premises, shall be appointed and shall act in accordance with the following procedures:

    (1) If Landlord and Tenant are unable to agree on the base rent for the Extension Option term, then either party may demand an appraisal by giving written notice to the other party which demand to be effective, must state the name, address and qualifications of an appraiser selected by the party demanding an appraisal (the "Notifying Party"). Within ten days following the Notifying Party's appraisal demand, the other party (the "Non-Notifying Party") shall either approve the appraiser selected by the Notifying Party or select a second properly qualified appraiser by giving written notice of the name, address and qualifications of said appraiser to the Notifying Party. If the Non-Notifying Party fails to select an appraiser within the ten day period, then the appraiser selected by the Notifying Party shall be deemed selected by both parties and no other appraiser shall be selected. If two appraisers are selected they shall select a third appropriately qualified appraiser. If the two appraisers fail to select a third qualified appraiser within ten days, then, upon application by either party, the third appraiser shall be appointed by the President or person serving in comparable position, if there is no President) of the local Real Estate Board (or any successor entity or body of comparable standing if such Board does not then exist) or the person to whom the President may delegate that function.

           (2) If only one appraiser is selected, then that appraiser shall notify the parties in simple letter form of its determination of the fair market rate for the Premises within thirty days of his selection, which appraisal shall be conclusively determinative and binding on the parties as the fair market rent for the Premises.

           (3) If multiple appraisers are selected, then the appraisers shall meet not later than ten days following selection of the last appraiser. At such meeting, the appraisers shall attempt to determine the fair market rate for the Premises as of the commencement date of the Option period by the agreement of at least two of the appraisers.

           (4) The appraisers' determination of the fair market rate shall be based on a building of the same age, construction, size and location as the Premises and shall take into account Tenant's obligation to pay additional rent under the terms of this Lease. In determining the fair market rare, the appraisers shall not consider any improvements, alterations, additions, fixtures or equipment installed in the Premises at Tenant's expense, but shall include improvements, alterations, additions, fixtures of equipment installed at Landlord's expense. If two or more of the appraisers agree on the fair market rate for the Premises at the initial meeting, then such agreement shall be determinative and binding on the parties hereto, and the agreeing appraisers shall, in simple letter form executed by the agreeing appraisers, forthwith notify both Landlord and Tenant of the amount set by such agreement.

           (5) If multiple appraisers are selected and the agreement of at least two appraisers cannot be obtained within ten days after the initial meeting, then within five days after the expiration of said ten day period, all appraisers shall submit to Landlord and Tenant and independent appraisal, in simple letter form, of the fair market rent for the Premises. The parties shall then determine the appraised fair market rent for the Premises by averaging the appraisals; provided, however, that (i) if the lowest appraisal is less than 85% of the middle appraisal, then such lowest appraisal shall be disregarded and (ii) if the highest appraisal is greater than 115% of the middle appraisal, then such highest appraisal shall be disregarded. If any appraisal is so disregarded, then the average shall be determined by computing the average of the appraisals that have not been disregarded.

           (6) Nothing contained herein shall prevent Landlord and Tenant from jointly selecting a single appraiser to determine the fair market rate of the Premises, in which event, the determination of such appraisal shall be conclusively deemed to be the fair market rate of the Premises for the Extension Option term in question.

           (7) If only one appraiser is selected, then each party shall pay half of the fees and expenses of that appraiser. If three appraisers are selected, then each party shall bear the fees and expenses of the appraiser it selects, plus half of the fees and expenses of the third appraiser.

57. CONFIDENTIALITY. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of the Landlord. Disclosure of the terms hereof could adversely affect the ability of the Landlord to negotiate other leases with respect to the Building and impair the Landlord's relationship with other tenants of the Building. Tenant agrees that it, and its agents, partners, officers, directors, employees, and attorneys shall not disclose the terms and conditions of this Lease to any other person without the prior written consent of the Landlord. It is understood and agreed that damages would be an inadequate remedy for the breach of this provision by the Tenant, and the Landlord shall have, in addition to other remedies under this Lease, the right to specific performance of this provision and to injunctive relief to prevent its threatened or continued breach.

The parties further agree that the Landlord shall have, in addition to any and all remedies herein provided, the right at its option (i) to terminate this Lease or (ii) to continue this Lease but immediately terminate all rights the Tenant may have to any abatement of rent or the rights the Tenant may have to any tenant improvement allowances from the date of the breach and to also declare immediately due and payable as additional rent a sum equal to the amount of all rent that was abated prior to the date of the breach and the amount of all tenant improvement allowances which the Tenant benefited from prior to the date of the breach, as liquidated damages as such term is used in Section 1671 (b) of the California Civil Code for Tenant's breach of this provision, in addition to any other remedies to which losses the Landlord would incur byreason of the Tenant's breach of this provision. Acceptance of such payment shall in no event constitute a waiver of the Tenant's default with respect to such breach nor prevent the Landlord from exercising its rights and remedies under this Lease.

58. RENT CREDIT. Tenant shall not be obligated to pay rent during the second
(2nd) month of this lease.

IN WITNESS WHEREOF, this Addendum (1) is hereby executed as of the day and year first above set forth.

"LANDLORD"                             LA PACIFIC CENTER
                                       A California Corporation

                                       By:         Illegible
                                          ------------------------------------
                                                   President

"TENANT"
                                       Colecciones de Raquel, Inc.



                                       By:          Illegible
                                          ------------------------------------


                                       Its:          President
                                          ------------------------------------


                                       By:
                                          ------------------------------------


                                       Its:
                                          ------------------------------------


                             RIDER NO. 1 TO LEASE



PARKING

This Rider No. 1 is made and entered into by and between LA PACIFIC CENTER, A California Corporation ("Landlord") and Colecciones de Raquel,Inc ("Tenant") and is dated as of the date set forth on the cover page of the lease between Landlord and Tenant to which this Rider No. 1 is attached (the "Lease").

The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Lease. To the extent that the provisions of this Rider No. 1 are inconsistent with the terms and conditions of the Lease, the terms hereof shall control.

1.  PARKING.

    a. Landlord shall make available to Tenant ( 1 ) parking space in the building (on a self-parking or on such other basis as may then be in effect as determined by the operator of the parking facilities of the Building). Tenant shall contract directly with the operator of the parking facilities for such parking spaces.

    b. Landlord shall have certain rights and authority relative to the use and control of the parking areas, including, without limitation, the right to decrease the size of the parking areas; to rearrange the parking spaces and improvements in the parking areas; to take all or any portion of the parking areas for the purpose of maintaining, repairing or restoring same or for the purpose of constructing and/or operating commercial buildings, structures or areas thereon or adjacent thereto; to have ingress and egress in connection with any such construction and/or operation to reduce the parking spaces provided to Tenant pursuant to Paragraph 1(a) above as a result of any governmental order, law or regulation; and to do and perform such other acts in, to and with respect to the parking areas as in the use of good business judgment Landlord shall determine to be appropriate for the parking areas. Tenant from time to time agrees to adhere to the rules and regulations which Landlord may make applicable to the parking area of the building and to Tenant's parking privileges.

    c. Tenant hereby acknowledges that the parking privileges provided for herein are for the exclusive use of Tenant, its officers, partners, employees and agents and, notwithstanding anything to the contrary contained in this Lease, Tenant shall not assign or sublease any of the parking spaces provided to Tenant herein, except in connection with the assignment of Tenant's interest in this Lease or the sublease of all or a portion of the remises. Tenant acknowledges that Landlord has no obligations to provide parking spaces for Tenant's customers, invitees and licensees, other than parking spaces in those parking areas located in the Building which may from time to time be designated for patrons of the Building.

2. LIMITATION OF LIABILITY. Landlord assumes no responsibility whatsoever or loss or damage due to fire, theft, vandalism, malicious mischief or otherwise to any automobiles parked in the parking areas of the Building and any personal property herein, except to the extent that such loss or damage is due to the gross negligence or willful act or omission, negligence or other misconduct of Landlord or its agents and employees, and Tenant agrees, upon request from Landlord from time to time, to notify Tenant's officers, employees and agents then using any of the parking privileges provided for in this Lease of such limitation of liability.

IN WITNESS WHEREOF, this Rider is hereby executed as of the day and year first above set forth.



"LANDLORD"                             LA PACIFIC CENTER
                                       A California Corporation

                                       By:     Illegible
                                          ------------------------------------


"TENANT"
                                       Colecciones de Raquel, Inc.



                                       By:
                                          ------------------------------------


                                       Its:       President
                                          ------------------------------------


                                       By:
                                          ------------------------------------


                                       Its:
                                          ------------------------------------





                                                                    EXHIBIT A

FLOOR PLAN OF THE PREMISES

                                                                    EXHIBIT B

                               LEGAL DESCRIPTION

The property is located on the northerly line of west Sixth Street and is bounded on the east by Olive Street and on the west by Grand Avenue. Known as 523 West Sixth Street, Los Angeles, California, the property is legally described as:

A PORTION OF LOT A, TRACT 3542, AS PER MAP RECORDED IN BOOK 38, PAGE 31 OF MAPS, RECORDS OF LOS ANGELES COUNTY, CALIFORNIA

                                   EXHIBIT C
                              TENANT WORK LETTER

I. DESCRIPTION OF LANDLORD'S WORK Tenant shall take the Premises in an "AS IS" condition.

II. DESCRIPTION OF TENANT'S WORK All work to be done in the Premises shall be provided by Tenant at Tenant's sole cost and expense ("Tenant's Work). Tenant's work shall include, but shall not be limited to, all leasehold improvements and trade fixtures necessary to operate the business Tenant is permitted to operate pursuant to the terms and conditions of this Lease, which improvements and fixtures shall be new when installed.

III. PROVISIONS FOR COMPLETION OF PLANS AND SPECIFICATIONS AND CONSTRUCTION OF STORE

   A.    Construction.

         1. The procedure for approval of Tenant's plans and specifications is as follows:

            (a) Within fifteen (15) days of the execution of this Lease, Tenant shall submit to Landlord four (4) sets of fully-dimensioned one-quarter inch (1/4") scale drawings and specifications prepared by Tenant's licensed architect at Tenant's expense, which drawings shall indicate clearly and in detail all specific changes and alterations of Tenant's space including, but not limited to, the storefront, interior partitions, fixture plans, plumbing, lighting, electrical outlets and all of Tenant's Work, as described above. Any and all such plans shall be subject to Landlord's prior written approval. Landlord shall have ten (10) working days within which to reasonably approve or reasonably disapprove Tenant's proposed plans. In the event Landlord shall disapprove Tenant's plans, Landlord shall provide Tenant with written objections, an Tenant shall have ten (10) business days within which to amend its proposed plans and incorporate Landlord's required changes.

            (b) Upon Landlord's approval of Tenant's proposed plans, Tenant shall promptly submit such approved plans to the appropriate governmental authority for plan checking and the issuance of a building permit. In the event such governmental authority requires any changes to such approved plans prior to the issuance of a building permit, Tenant shall, at its sole cost and expense, promptly change such plans pursuant to such governmental request and submit such changed plans to Landlord for its approval. Landlord shall have seven (7) working days within which to reasonably approve or reasonably disapprove such changed plans. In the event Landlord shall disapprove such change plans, Landlord shall provide Tenant with written objections, and Tenant shall have ten (10) business days within which to amend such plans and incorporate Landlord's reasonable required changes. In the event Tenant fails to do so, Landlord shall have the right, upon three (3) days written notice to terminate this Lease. Upon Landlord's approval of the changed plans, Tenant shall promptly submit such plans to the appropriate governmental authority for plan checking and the issuance of a building permit as previously set forth in this Paragraph (b). Upon Tenant's receipt of a building permit and any other necessary governmental approvals for Tenant's Work based upon plans approved by Landlord (the "Final Approved Plans"), and after Landlord has substantially completed Landlord's Work, Tenant shall immediately commence construction of Tenant's Work and shall diligently pursue such construction to completion in accordance with the Final Approved Plans.

            (c) No major changes, modifications or alternations to the Final Approved Plans may be made without the prior written consent of Landlord. Any additional costs and expenses including, without limitation, increased fees which Landlord may be required to pay for architectural, engineering and other similar services arising by reason of any change, modification or alternation to the Final Approved Plans, any additional construction costs including costs of change orders charged by Landlord's contractor and any and all other costs, expenses and/or damages incurred or suffered by Landlord by reason of the changes, modifications or alterations to the Final Approved Plans and any delays directly or indirectly caused by such damages, modifications or alterations to the Final Approved Plans shall be at the sole cost and expense of Tenant and shall be paid by Tenant to Landlord before the performance of the work requested by Tenant.

         2. Tenant shall not commence any work in the Premises unless and until the following conditions have been met: (a) Final Approved Plans shall have been achieved; (b) Landlord shall have approved Tenant's Contractor; (c) Tenant shall have obtained all permits and approvals from all appropriate governmental authorities for its work and shall furnish Landlord with copies of all such permits; (d) Tenant shall have furnished Landlord with duplicate originals or certificates of such insurance in accordance with the provisions of this Lease; (e) Tenant shall have furnished Landlord with a certificate of its contractor's workman's compensation and liability insurance which shall name Landlord as an additional insured; (f) Landlord shall have consented tot he commencement of Tenant's Work; and (g) at the election of Landlord, prior to the commencement of construction, Tenant shall obtain or cause its contractor to obtain payment and performance bonds covering the faithful performance of the contract for the construction of Tenant's Work and the payment of all obligations arising thereunder, which bonds shall be for the mutual benefit of both Landlord and Tenant and shall be issued in the names of both Landlord and Tenant as obligees and beneficiaries (prior to the date Tenant commences construction of Tenant's Work, Tenant shall submit evidence satisfactory to Landlord that such bonds have been issued).

         3. All Tenant's Work shall be performed strictly in accordance with the following: (a) Tenant shall cooperate and comply with all reasonable rules and regulations which Landlord or the project architect may make in connection with the construction work in the Building; (b) Tenant shall comply with Landlord's guidelines for Tenant's construction which are provided to Tenant by Landlord prior to and/or during the course of the performance of Tenant's Work; and (c) Tenant shall assign any and all warranties and guaranties provided by Tenant's contractor and subcontractors to Landlord immediately upon completion of Tenants Work.

         B. Substantial Completion of Landlord's Work. Tenant acknowledges that the Landlord will not be performing any improvements. Tenant shall accept the Premises "as is" for the performance of Tenant's Work and waive any right or claim against Landlord for any cause, directly or indirectly, arising out of the condition of the Premises, the appurtenances thereto, the improvements thereon and the equipment thereof, for any latent or patent defects therein; and Tenant shall thereafter save and hold harmless Landlord from liability as provided in this Lease.

                                                                    EXHIBIT D

                          NOTICE OF LEASE TERM DATES

To:

Re:    Retail Lease dated            , 1996, between L.A, Pacific Center, Inc.,
                          -----------                -------------------------
a California Corporation ("Landlord"), and                ("Tenant") concerning
  ----------------------                   --------------
retail space on the ground floor of the office building located at 523 W. Sixth Street, Los Angeles, California.

Dear:

      In accordance with the Retail Lease (the "Lease"), we wish to advise you and/or confirm as follows:

            l.    The Premises are substantially completed, and the Term
                  shall commence on or has commenced on             for a term
                                                        -----------
                  of                   ending on                 .
                     -----------------           ----------------

            2.    Rent commenced to accrue on            , in the amount of
                                              -----------
                                  .
                  ----------------

            3. If the Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

            4.    Your rent checks should be made payable to
                                                             -----------------
                  at                 .
                     ----------------

            5.    The exact number of rentable square feet within the Premises
                  is      square feet.
                     ----

            6.    Tenant's Proportionate Share as adjusted based upon the exact
                  number of rentable square feet within the Premises is     %.
                                                                        ----


"Landlord":

      LA PACIFIC CENTER, INC.
      A California Corporation

      By:       Illegible
           -------------------------

      Its:      President
           -------------------------
      Agreed to and Accepted as of             , 19  .
                                   -----------     --


      "Tenant":

      By:
           -------------------------

      Its:
           -------------------------

      By:
           -------------------------

      Its:
          -------------------------

                                                                    EXHIBIT E

                             RULES AND REGULATIONS

This Exhibit to that certain Lease agreement dated April 8, 1996, by and between L.A Pacific Center, Inc, A California Limited Partnership
("Landlord") and Colecciones de Raquel, Inc ("Tenant"), entered into this
day of         , 19  , and is made a part of said Lease Agreement. Landlord and Tenant hereby agree that:

l. No sign, placard, picture, advertisement, name, or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside or Inside of the Building or the Premises, other than the Building's standard sign installed at the time Tenant occupies the Premises, without the prior written consent of Landlord and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

2. All approved signs or lettering on doors or walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

3. The bulletin board or directory of the Building will be provided for the display of the name and location of tenants of the Building and Landlord reserves the right to exclude any other names therefrom, and may limit the number of listings per tenant; Tenant shall pay Landlord s standard charge for Tenant s listing thereon and for any changes by Tenant.

4. Tenant shall not place anything or allow anything to be placed on or near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises. No awnings or other projections shall be attached to the outside walls of the Premises or Building without the prior written consent of the Landlord. No curtains, blinds, shades, films or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. Tenant shall not use any light tube or bulb other than Landlord s standard In the Premises.

5. The Premises shall not be used for manufacturing of or for the storage of merchandise except as such storage may be incidental to the use of the Premises for permitted purposes. No Tenant shall occupy or permit any portion of the Premises to be occupied as an office for a public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco In any form, or as a barber shop, hair dresser shop or manicure shop. The Premises shall not be used for lodging or sleeping or for any illegal purposes.

6. The sidewalks, halls, passages, exits, entrances, elevators, common areas, and stairways shall not be obstructed by any of the Tenants or used by them for any purpose other than for ingress to and egress from their respective premises. Such areas are not for the use of the general public and the Landlord shall retain the right to control access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interest of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to person with whom Tenant normally deals In the ordinary course of business unless such persons are engaged In illegal activities. No materials, trash or garbage shall be placed In the hallways, public areas or stairways of the Building.

7. No additional locks or bolts shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made In existing locks . Landlord will furnish two keys or other access devices to the Premises without charge to Tenant. Landlord will charge for additional keys or other access devices requested by Tenant, and tenant shall not duplicate or obtain keys or other access devices from any other source. Tenant shall, upon the termination of this tenancy, restore to Landlord all keys or other access devices of Premises, Building, stores, offices, and toilet rooms, and other areas, either furnished to or otherwise procured by such Tenant, and In the event of the loss of any keys or other access devices so furnished, Tenant shall pay Landlord the cost of replacing the same or changing the lock or locks opened by such key or other access devices If Landlord shall deem It necessary to make such change.

8. The toilets, urinals, wash basins and other plumbing fixtures shall not be used by tenant, its agents, employees, contractors, and invitees for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, food, coffee, paint chemicals, sanitary napkin materials or other foreign substances shall be thrown therein. All damage resulting from any misuse of the fixtures by Tenant its agents employees contractors and invitees shall be borne by Tenant. Landlord may install automatic lighting timers in the restrooms and other common areas to provide for reduced electricity usage.

9. Tenant shall not lay linoleum tile carpet or other similar floor in any manner except by a paste or other material which may easily be removed with water the use of cement or other similar adhesive materials being expressly prohibited. The expense of repairing any damage resulting from a violation of this rule shall be borne by Tenant.

10. No machines other than standard office machines such as typewriters word processing machines copy machines and calculators shall be used in the Premises without the approval of Landlord.

11. No furniture freight or equipment shall be brought into the Building without prior written notice to Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. No furniture packages supplies equipment or merchandise will be received in the Building or carried up or down in the elevators except between such hours and In such elevators as shell be designated by Landlord. Landlord shall have the right to prescribe the weight size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. At Landlord's request Tenant shall provide engineering reports on the structural safety of installation of heavy objects end shall remove same if Landlord is not reasonably satisfied with respect to all aspects thereof. Safes or other heavy objects shall be placed as directed by Landlord to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any premises the building or in the common areas either by Tenant or others any hand trucks carts or similar devices except those expressly authorized by Landlord.

12. Tenant shall not employ any person other than the Janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by landlord in writing. Except with the written consent of Landlord no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of its carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any tenant for any loss of property on the Premises however occurring or for any damage done to the effects of any tenant by the Janitor or any other employee agent contractor guest or any other person. Janitor services shall include ordinary dusting and cleaning by the Janitor assigned to do such work and shall not include cleaning of carpets or rugs except normal vacuuming or moving of furniture Interior window cleaning coffee or eating area cleaning and other special services. Janitorial services shall not exceed five 5 times per calendar week. Janitor services will not be furnished on nights when rooms are occupied or to rooms which are locked. window cleaning shall be done only by Landlord at Landlord s discretion.

13. Tenant shall not store keep or use permit to be stored kept or used any food noxious gas, any kerosene, gasoline or any inflammable combustible explosive fluid or hazardous chemical or substance or other substance(s) in on or about the Premises Building or common area or permit or suffer the Premises Building or common areas to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise odors and/or vibrations or interfere in any way with other tenants or those having business therein nor shall any animals, fish or birds be brought in or kept in or about the Premises Building or common area. No Tenant shall make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this Building or common area or neighboring buildings or premises or those having business with them whether by the use of any musical instrument, radio, television, video equipment, phonograph, unusual noise or any other way. Tenant shall not discard or place anything out of doors or down the passageways or In common areas.

14. Tenant shall not use any method of heating or air conditioning or air movement other than that authorized in writing by Landlord.

15. On Saturdays, Sundays and legal holidays and after normal business hours as established from time to time by Landlord's access to the Building to the halls, corridors, elevators or stairways in the Building the common areas or to the Premises may be refused unless the person seeking access is properly identified. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion mob riot public excitement or other commotion, Landlord reserves the right but is not obligated to prevent access to the Building Premises or common area during continuance of the same by closing the doors or otherwise. Landlord reserves the right to close and keep locked all entrances and exit doors of the Building on Saturdays and legal holidays and after normal hours established from time to time by Landlord and during such further hours as Landlord may deem advisable.

16. Tenant must observe strict care that all water faucets or other apparatus are entirely shut off before Tenant or Tenant s employees leave the Building and that all electricity, gas, electricity-operated equipment or air shall likewise be carefully shut off so as to prevent waste damage; for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building third parties or Landlord. Tenant shall see that all of the windows and doors of the Premises are closed and securely locked before leaving the Building. Tenant shall not permit any window to be opened In the Premises while the air conditioning Is In operation except at the direction of Landlord.

17. Landlord reserves the right but is not obligated to exclude or expel from the Building any person who in the judgment of Landlord is intoxicated or under the influence of liquor or other drugs, is soliciting or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building.

18. The requirements of Tenant will be attended to only upon application at Landlord's Building Management office. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord and no employees will be requested to admit any person (Tenant or otherwise) to any office without specific instruction from Landlord.

19. Tenant, Tenant's agents, employees, contractors, and invitees shall not enter the mechanical rooms, air conditioning rooms, electrical closets, janitorial closets, roof or basement areas or similar areas of the Building.

20. Tenant agrees that it shall comply with all fire life safety and security regulations that may be issued from time to time by Landlord and Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire life safety or security regulations. Tenant shall cooperate fully with Landlord In all matters concerning fire life safety and security and other emergency procedures.

21. Tenant shall not disturb, solicit or canvass any occupant of the Building nor shall Tenant permit or cause others to do so and Tenant shall cooperate to prevent same by others.

22. Landlord shall furnish electricity, lighting, heating, and air conditioning during normal business hours as established by Landlord from time to time excluding Saturdays Sundays and legal holidays. In the event Tenant requires heating and air conditioning during hours other than normal business hours, Landlord may at its option upon twenty four (24) hours prior written request from Tenant during normal business days provide such service at Tenant's sole expense in an amount determined by Landlord.

23. Tenant shall not grant any concessions licenses or permission for the sale or taking of orders for food or beverages in the Premises not Install or permit the installation or use of any machine for dispensing foods or beverages in the Building not permit the preparation, serving, distribution or delivery of food or beverages in the Premises without the approval of Landlord and in compliance with arrangements prescribed by Landlord except that Tenant may install coffee makers, a refrigerator or microwave oven in the Premises for ordinary use by Tenant s employees. Tenant shall control the use of any permitted equipment so that it does not create noise, odor or other objectionable results. Only persons approved by Landlord shall be permitted to serve distribute or deliver food and beverages within the Building or use the elevators or common area Building for that purpose.

24. Tenant, Tenant's employees, agents, guests, and invitees shall observe all non-smoking areas as may be established either by law or by Landlord.

25. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant s address.

26. Tenant, Tenant's agents, employees, guests, and invitees shall not park or attach any bicycle or motor driven cycle on or to any part of the Building or common areas unless said area is designated for this purpose. No bicycle or other like devices shall be taken into the Building.

27. Tenant shall not mark, paint, drill into cut string wires within or in any way deface any part of the building without the prior written consent of Landlord and as Landlord may direct. Should Landlord grant approval Tenant agrees to assume full responsibility and warrants that Tenant's contractor will strictly abide by Landlord's guidelines for work contracted directly by Tenant. Upon removal of any wall decorations or installation or floor coverings by Tenant any damage to the walls ceilings or floors shall be repaired by Tenant at Tenant s sole cost and expense.

28. The Tenant will keep all door openings to the exterior of the Building all fire doors and all smoke doors closed at all times.


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

                                                                    EXHIBIT F

                                SIGN CRITERIA

These sign specifications have been established for the purpose of assuring outstanding building, and for the mutual benefit of all Tenants., Conformance will be strictly enforced and into conformance at the full expense of Tenant.

The Architect for the project ("Project Architect") is to administer and interpret the sign specifications, but is not empowered to authorize any departure.

A.  GENERAL REQUIREMENTS

l. All signs shall be designed by the Project Architect after consultation with Tenant; however, all signs are subject to the final approval of Landlord.

2. Three copies of the specifications and the drawings shall be supplied by the Project Architect after consultation with Tenant and approval by Landlord, for review by each Tenant and said drawings shall cover the location, size, layout, design, and color of the proposed sign, including all lettering and/or graphics. These drawings of the proposed signs are subject to approval by the Tenant. One (1) copy of the drawings will be returned to the Landlord or his representatives with an approval or requested corrections. All drawings requiring corrections must be resubmitted to Landlord for final written approval.

3. All permits for signs and their installation shall be obtained by the Tenant or his representative.

4. Tenant shall be responsible for all costs and expenses of signage, including, but not limited to the construction and design thereof and of Landlord's approval and Project Architect, and the fulfillment of all requirements and specifications.

B.  DESIGN REQUIREMENTS

l. All signs shall be made up of individual letters, either script or block. Illumination may be by floodlighting of standard approved design or back-lighted interior or plastic faced only, with no exposed neon or exposed raceways permitted. Non-illuminated signs shall be sculptured or three-dimensional. Signs made of durable material, such as wood, metal, cast plastic, etc., and protected with a durable, clean finish surface, shall be permitted, but are subject to approval by the Project Architect. Flat cut-out letters are prohibited.

2. The maximum projection to face of letter from mounting surface shall be twelve inches (12").

3.  Flashing, animated, or audible signs will not be permitted.

4.  "Can" type signs will be permitted.

5. All signs shall be designed to harmonize with the color scheme of the total project.

C.  CONSTRICTION REQUIREMENTS

1. No sign cabinets (transformers) or exposed conduit permitted on exterior face of sign or building.

2. All exterior letters or signs shall be mounted at least three-fourths inch (3/4") from the building parapet wall to permit proper dirt and water drainage.

3.  No tubing crossovers will be permitted.

4. All exterior signs, bolts, fastenings, and clips of all types to be hot-dipped galvanized iron, stainless steel or brass.

D.  CONDITIONS

l. All signs installed in Building shall be subject to the approval of the City of Los Angeles.


                                       -31-